                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-G

                              RMBS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $1,000,000,262 (APPROXIMATE)

                                   MLCC 2003-G
                       MORTGAGE PASS-THROUGH CERTIFICATES
                   ADJUSTABLE RATE RESIDENTIAL MORTGAGE LOANS

                        MERRILL LYNCH CREDIT CORPORATION
                                     SELLER

                          CENDANT MORTGAGE CORPORATION
                                    SERVICER

NOVEMBER 19, 2003

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-G

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all material of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that residential mortgage-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-G

FOR ADDITIONAL INFORMATION PLEASE CALL:

BANKING/DEAL MANAGEMENT
Matt Whalen                        (212) 449-0752
Paul Park                          (212) 449-6380
Ted Bouloukos                      (212) 449-5029
Fred Hubert                        (212) 449-5071
Alan Chan                          (212) 449-8140
Alice Chang                        (212) 449-1701
Sonia Lee                          (212) 449-5067
Amanda de Zutter                   (212) 449-0425

TRADING
Scott Soltas                       (212) 449-3659
Charles Sorrentino                 (212) 449-3659

RESEARCH
Glenn Costello                     (212) 449-4457

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-G

DEAL STRUCTURE SUMMARY:

                                   MLCC 2003-G

            $1,000,000,262 (APPROXIMATE, SUBJECT TO FINAL COLLATERAL)
                   ADJUSTABLE RATE RESIDENTIAL MORTGAGE LOANS

-------------------------------------------------------------------------------------------------------------------------------
                                  WAL (YRS)           PYMT WINDOW         CERTIFICATE                           EXPECTED RTGS
CLASS    PRINCIPAL BALANCE(1)   (CALL/MAT)(2)   (MONTHS) (CALL/MAT)(2)   INTEREST RATES      TRANCHE TYPE     S&P/MOODY'S/FITCH
-----    --------------------   -------------   ----------------------   --------------      ------------     -----------------
A-1     $   769,000,000           3.93/4.25           1-123/1-299          Floater(3)           Senior           AAA/Aaa/AAA
A-2     $   100,000,000           3.93/4.25           1-123/1-299          Floater(4)           Senior           AAA/Aaa/AAA
A-3     $   100,000,000           3.93/4.25           1-123/1-299           WAC PT(5)           Senior           AAA/Aaa/AAA
X-A-1   $   869,000,000(7)(8)               Information Not Provided Hereby                 Notional/Senior      AAA/Aaa/AAA
X-A-2   $   869,000,000(7)(9)        N/A                  N/A            Interest Only      Notional/Senior      AAA/Aaa/AAA
X-B     $     7,999,000(7)(10)                                                              Notional/Senior      AAA/Aaa/AAA
A-R     $           100                     Information Not Provided Hereby                    Residual          AAA/Aaa/AAA
B-1     $    10,500,000                                                                       Subordinate        AA+/Aa2/AA+
B-2     $     7,999,000           6.71/7.39           39-123/39-299        Floater(6)         Subordinate          A+/A2/A+
B-3     $     4,500,000                                                                       Subordinate       BBB/Baa2/BBB+
B-4     $     2,500,000                                                                       Subordinate         BB+Ba2/BB+
B-5     $     2,000,000                     Information Not Provided Hereby                   Subordinate          B+/B2/B+
B-6     $     3,501,162                                                                       Subordinate          NR/NR/NR
-------------------------------------------------------------------------------------------------------------------------------
TOTAL   $ 1,000,000,262
-------------------------------------------------------------------------------------------------------------------------------

         (1) Distributions on the Class A-1 Certificates will be primarily derived from one-month and six-month LIBOR adjustable rate mortgage loans (Group I Mortgage Loans, as described herein). Distributions on the Class A-2 Certificates will be primarily derived from six-month LIBOR adjustable rate mortgage loans (Group II Mortgage Loans, as described herein). Distributions on the Class A-3 Certificates will be primarily derived from six-month LIBOR adjustable rate mortgage loans (Group III Mortgage Loans, as described herein). Distributions on the Subordinate Certificates will be primarily derived from all Mortgage Loans (as described herein). Class sizes are subject to final collateral and rating agency approval and are subject to a +/-10% variance.

         (2) The WAL and Payment Windows to Call for the Class A-1, Class A-2, Class A-3, and Class B-2 Certificates are shown to the Clean-Up Call Date at pricing speed of 20% CPR. The WAL and Payment Windows to Maturity for the Class A-1, Class A-2, Class A-3, and Class B-2 Certificates are shown at pricing speed of 20% CPR (as described herein).

         (3) The Class A-1 Certificates will initially have an interest rate equal to the least of (i) one-month LIBOR plus [ ] bps (which margin doubles on the first distribution date after the Clean-Up Call Date (as described herein)), (ii) the Group I Net WAC (as described herein) and (iii) 11.75%.

         (4) The Class A-2 Certificates will initially have an interest rate equal to the least of (i) six-month LIBOR plus [ ] bps (which margin doubles on the first LIBOR determination date after the Clean-Up Call Date (as described herein)), (ii) the Group II Net WAC (as described herein) and (iii) 11.75%. The interest rate resets semi annually.

         (5) The Class A-3 Certificates will have an interest rate equal to the weighted average of the net interest rates on the Group III Mortgage Loans.

         (6) The Class B-2 Certificates will initially have an interest rate equal to the least of (i) one-month LIBOR plus [ ] bps (which margin is multiplied by [1.5] after the Clean-Up Call Date (as described herein)), (ii) the Subordinate Net WAC and
                  (iii) 11.75%.

         (7) Balances shown with respect to the Class X-A-1, Class X-A-2, and Class X-B Certificates are notional balances. Such classes are interest-only certificates and will not be entitled to distribution of principal

         (8) The balance shown is the combined initial notional amount of the two components that make up the Class X-A-1 Certificates. Such class is interest-only and will not be entitled to distributions of principal. The interest rate on each of the two components of the Class X-A-1 Certificates will be 1.00% subject to a cap equal to the weighted average interest rate of the mortgage loans in the loan pool related to each component.

         (9) The balance shown is the combined initial notional amount of the two components that make up the Class X-A-2 certificates. Such class is interest-only and will not be entitled to distributions of principal. Interest will accrue on the Class X-A-2 Certificates as described in the Prospectus Supplement.

         (10) The balance shown is the initial notional amount of the Class X-B certificates. Such class is interest-only and will not be entitled to distributions of principal. Interest will accrue on the Class X-B Certificates as described in the Prospectus Supplement.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-G

DEPOSITOR:                 Merrill Lynch Mortgage Investors, Inc.

LEAD MANAGER:              Merrill Lynch, Pierce, Fenner & Smith Incorporated

CO-MANAGERS:               Banc of America Securities LLC and Countrywide
                           Securities Corporation

TRUSTEE:                   Wells Fargo Bank Minnesota, National Association.

RATING AGENCIES:           S&P, Moody's and Fitch will rate the Offered
                           Certificates. It is expected that the Certificates will be assigned the credit ratings on page 4 of this preliminary Term Sheet.

CUT-OFF DATE:              November 1, 2003.

PRICING DATE:              On or about November [20], 2003.

CLOSING DATE:              On or about December [12], 2003.

DISTRIBUTION DATES:        The 25th day of each month (or if not a business day,
                           the next succeeding business day), commencing in December 2003.

CERTIFICATES:              The "Senior Certificates" will consist of the Class
                           A-1, Class A-2 and Class A-3 (together, the "Class A
                           Certificates"), the Class X-A-1, the Class X-A-2, and
                           Class X-B (together, the "Class X Certificates") and
                           Class A-R Certificates. The "Subordinate
                           Certificates" will consist of the Class B-1, Class
                           B-2, Class B-3, Class B-4, Class B-5 and Class B-6
                           Certificates. The Senior Certificates and the
                           Subordinate Certificates are collectively referred to herein as the "Certificates". Only the Class A-1, Class A-2, Class A-3, Class X-A-2 and Class B-2
                           Certificates (collectively, the "Offered
                           Certificates") are being offered publicly.

REGISTRATION:              The Offered Certificates will be made available in
                           book-entry form through DTC, and upon request only, through Clearstream, Luxembourg and the Euroclear system.

FEDERAL TAX TREATMENT:     It is anticipated that, for federal income tax
                           purposes, (i) the Offered Certificates will represent ownership of REMIC regular interests, (ii) the Class
                           A-1, Class A-2 and Class B-2 Certificates will also represent the right to payments under certain outside-the-REMIC contracts and (ii) the holders of the Class X-A-2 Certificates will be treated as obligated to make payments under certain outside-the-REMIC contracts.

ERISA ELIGIBILITY:         The Offered Certificates are expected to be ERISA
                           eligible. Prospective investors should review with their legal advisors whether the purchase and holding of any of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA or other similar laws.

SMMEA TREATMENT:           The Senior Certificates (other than the Class A-R
                           Certificates) and the Class B-1 Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-G

CLEAN-UP CALL:             The terms of the transaction allow for an optional
                           termination of the trust and retirement of the Certificates on the date (the "Clean-Up Call Date") on which the aggregate principal balance of the Mortgage Loans is equal to 10% or less of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

PRICING PREPAYMENT
SPEED: The Offered Certificates will be priced to a prepayment speed of 20% CPR.

MORTGAGE LOANS:            The trust will consist of 3 groups of 2,661
                           adjustable rate mortgage loans secured by first liens on one- to four-family residential properties. The information on the Mortgage Loans described herein is based on the pool of $1,000,000,262 aggregate principal balance of Mortgage Loans, as of October
                           31, 2003. The Mortgage Loans are one-month LIBOR indexed (approximately 23.59% of the Mortgage Loans) or six-month LIBOR indexed (approximately 76.41% of the Mortgage Loans) Mortgage Loans and have original terms to maturity of approximately 25 years, scheduled to pay interest only for the first 10 years, after which interest-only term the Mortgage
                           Loans are scheduled to amortize on a 15-year fully amortizing basis. All Mortgage Loans were generally originated in accordance with the related underwriting guidelines specified in the prospectus supplement.

GROUP I
MORTGAGE LOANS:            The Group I Mortgage Loans have an aggregate
                           principal balance of $793,601,578.15, as of October
                           31, 2003, which equals approximately 79.36% of the Mortgage Loans. The Group I Mortgage Loans are one-month LIBOR indexed (approximately 29.73% of the Group I Mortgage Loans) or six-month LIBOR indexed
                           (approximately 70.27% of the Group I Mortgage Loans)
                           Mortgage Loans and have original terms to maturity of approximately 25 years, scheduled to pay interest only for the first 10 years, after which interest-only term such Group I Mortgage Loans are scheduled to amortize on a 15-year fully amortizing basis.

GROUP II
MORTGAGE LOANS:            The Group II Mortgage Loans have an aggregate
                           principal balance of $103,199,225.00, as of October
                           31, 2003, which equals approximately 10.32% of the Mortgage Loans. The Group II Mortgage Loans are all six-month LIBOR indexed Mortgage Loans and have original terms to maturity of approximately 25 years, scheduled to pay interest only for the first 10 years, after which interest-only term such Group II
                           Mortgage Loans are scheduled to amortize on a 15-year fully amortizing basis.

GROUP III
MORTGAGE LOANS:            The Group III Mortgage Loans have an aggregate
                           principal balance of $103,199,459.30, as of October
                           31, 2003, which equals approximately 10.32% of the Mortgage Loans. The Group III Mortgage Loans are all six-month LIBOR indexed Mortgage Loans and have original terms to maturity of approximately 25 years, scheduled to pay interest only for the first 10 years, after which interest-only term such Group III
                           Mortgage Loans are scheduled to amortize on a 15-year fully amortizing basis.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-G

ACCRUED INTEREST:          The Class A-1, Class A-2 and Class B-2 Certificates
                           will settle flat.

ACCRUAL PERIOD:            The interest accrual period (the "Accrual Period")
                           with respect to the Class A-1, Class A-2 and Class
                           B-2 Certificates for each Distribution Date will be the period beginning on the 25th day of the month prior to such Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the 24th day of the month of such Distribution Date on a 30/360 basis. The interest accrual period for the Class A-3 and Class X-A-2
                           Certificates for each Distribution Date will be the calendar month immediately preceding the month in which the Distribution Date occurs on a 30/360 basis.

DELAY DAYS:                The Class A-1, Class A-2 and Class B-2 Certificates
                           will have 0 delay days.

NET WAC CAPS:              In the case of the Class A-1 Certificates, the
                           weighted average of the net mortgage rates for the Group I Mortgage Loans, the "Group I Net WAC Cap". In the case of the Class A-2 Certificates, the weighted average of the net mortgage rates for the Group II
                           Mortgage Loans, the "Group II Net WAC Cap". In the case of the Class B-2 Certificates, the weighted average of the net mortgage rates for the Group I, Group II and Group III Mortgage Loans, weighted on the basis of the related group subordinate amount
                           (the "Subordinate Net WAC Cap"). The net mortgage rate of a loan is equal to the mortgage loan rate of the mortgage loan less the serving fee rate. The related group subordinated amount for the Group I
                           Mortgage Loans will equal the excess of the aggregate principal of the Group I Mortgage Loans over the aggregate certificate principal balance of the Senior
                           Certificates related to Group I. The related group subordinated amount for the Group II Mortgage Loans will equal the excess of the aggregate principal of the Group II Mortgage Loans over the aggregate certificate principal balance of the Senior
                           Certificates related to Group II. The related group subordinated amount for the Group III Mortgage Loans will equal the excess of the aggregate principal of the Group III Mortgage Loans over the aggregate certificate principal balance of the Senior
                           Certificates related to Group III.

                           If on any Distribution Date, the Certificate Interest Rate of the Class A-1, Class A-2 or Class B-2 Certificates is subject to the related Net WAC Cap, such Certificates will be entitled to payment of an amount equal to the excess of the (i) interest accrued at the respective Certificate Interest Rate (without giving effect to the related Net WAC Cap, but only up to [11.75]%) over (ii) the amount of interest payable on such Certificates based on the related Net WAC Cap, together with the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the then applicable Certificate Interest Rate without giving effect to the related Net WAC Cap, but only up to [11.75]%) (together, the related "Basis Risk Shortfall Amount") as provided under "Certificates' Priority of Distribution" herein.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-G

CREDIT ENHANCEMENT:        Senior/subordinate, shifting interest structure.

----------------------------------------------------------------
                                      BOND        INITIAL
CERTIFICATES    S&P/MOODY'S/FITCH    SIZES*    SUBORDINATION*
----------------------------------------------------------------
SENIOR
CERTIFICATES       AAA/Aaa/AAA       96.90%        3.10%
CLASS B-2            A+/A2/A+         0.80%        1.25%
----------------------------------------------------------------

*Preliminary and subject to revision.

SHIFTING INTEREST:         Until the first Distribution Date occurring on or
                           after [December 2013], the Subordinate Certificates will be locked out from receipt of all scheduled and unscheduled principal (unless the Senior Certificates are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive their pro-rata share of scheduled principal and increasing portions of unscheduled principal prepayments. There is no scheduled principal due on the Mortgage Loans for the first ten years following origination.

                           The prepayment percentages on the Subordinate Certificates are as follows:

                           December 2003 - November 2013   [0% Pro Rata Share]
                           December 2013 - November 2014   [30% Pro Rata Share]
                           December 2014 - November 2015   [40% Pro Rata Share]
                           December 2015 - November 2016   [60% Pro Rata Share]
                           December 2016 - November 2017   [80% Pro Rata Share]
                           December 2017 and after         [100% Pro Rata Share]

                           Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates reaches twice the initial subordination, all principal (scheduled principal and prepayments) will be paid pro-rata between the Senior and the Subordinate Certificates (subject to performance triggers). However, if the credit enhancement provided by the Subordinate Certificates has reached twice the initial subordination prior to the Distribution Date in [December 2006] (subject to performance triggers), then the Subordinate Certificates will be entitled to only 50% of their pro-rata share of principal (scheduled principal and prepayments).

                           Any principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates. In the event the current senior percentage for a group (aggregate principal balance of the related class of Class A Certificates, divided by the aggregate principal balance of the Mortgage Loans in that group) exceeds the initial senior percentage for such group (aggregate principal balance of the related class of Class A Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans in that group as of the Cut-off date), the related class of Class A Certificates will receive all unscheduled prepayments from the Mortgage Loans in that group regardless of any prepayment percentages as described above.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-G

ALLOCATION OF
REALIZED LOSSES:           Any realized losses, on the Mortgage Loans will be
                           allocated as follows: first, to the Subordinate
                           Certificates in reverse order of their numerical
                           Class designations, in each case until the respective class principal balance has been reduced to zero;
                           thereafter, to the related Class A Certificates, pro rata, in reduction of their Certificate principal balance.

CERTIFICATES' PRIORITY OF
DISTRIBUTIONS:             Distributions on the Certificates will be made on
                           each Distribution Date from available interest and principal collections received during the related due period on the Mortgage Loans in the related mortgage group (in the case of the Class A-1, Class A-2, Class
                           A-3, Class A-R Certificates), group I and II (in the case of the Class X-A-1 and Class X-A-2
                           Certificates), and all three mortgage groups (in the case of the Class B-2 and the other subordinate certificates), in the following order of priority:

                           1) To the Class A-R, Class A-1, Class A-2, Class A-3, Class X-A-1, Class X-A-2 and Class X-B Certificates, accrued and unpaid interest at the related certificate interest rate; provided, however, that the current interest distributable to the Class X-A-1, Class X-A-2 and Class X-B Certificates may be limited as a result of basis risk shortfalls as provided in the Prospectus Supplement;

                           2) Concurrently as follows:

                                  i) Sequentially to Class A-R and Class A-1, until their respective principal balances are reduced to zero, all principal received with respect to the Group I Mortgage Loans (other than any portion of such principal distributable to the Class B Certificates pursuant to (4) and (5) below).

                                  ii) To Class A-2, until its principal balance is reduced to zero, all principal received with respect to the Group II Mortgage Loans (other than any portion of such principal distributable to the Class B Certificates pursuant to (4) and (5) below).

                                  iii) To Class A-3, until its principal balance
                                       is reduced to zero, all principal
                                       received with respect to the Group III
                                       Mortgage Loans (other than any portion of such principal distributable to the Class B Certificates pursuant to (4) and (5) below).

                           3) To the Class B-1 and Class B-2 Certificates, in
                              sequential order, accrued and unpaid interest at the respective Certificate Interest Rate.

                           4) To the Class B-1 and Class B-2 Certificates, in
                              sequential order, principal allocable to such Classes, until their principal balances are reduced to zero.

                           5) To the Class B-3, Class B-4, Class B-5 and Class
                              B-6 Certificates, in sequential order, accrued and unpaid interest at the respective Certificate Interest Rate and the respective shares of principal allocable to such Classes (with all amounts of interest and principal due to the Class B-3 Certificates paid prior to any amounts being paid to Class B-4, Class B-5 and class B-6 Certificates and all amounts of interest and principal due to the Class B-4 Certificates paid prior to any amounts being paid to the Class B-5 and Class B-6 Certificates and all amounts of interest and principal due to the Class B-5 Certificates paid prior to any amounts being paid to the Class B-6 Certificates.)

                           6) To the Class A-R Certificate, any remaining
                              amount.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-G

                   GROUP I NET WAC CAP SCHEDULE FOR CLASS A-1
                   GROUP II NET WAC CAP SCHEDULE FOR CLASS A-2
                 SUBORDINATE NET WAC CAP SCHEDULE FOR CLASS B-2

                                  ASSUMPTIONS:

                          20% CPR
                          Hard Cap: 11.75%
                          To Call
                          Initial 1 Month LIBOR: 1.12%
                          Initial 6 Month LIBOR: 1.22%

                      ASSUMED MORTGAGE LOAN CHARACTERISTICS

---------------------------------------------------------------------------------------------
                                                           ORIGINAL  REMAINING
                                        CURRENT    NET      TERM TO   TERM TO   INTEREST-ONLY
                         PRINCIPAL     MORTGAGE  MORTGAGE  MATURITY   MATURITY    REMAINING
POOL     LOAN TYPE       BALANCE($)     RATE(%)   RATE(%)  (MONTHS)   (MONTHS)     (MONTHS)
----     ---------       ----------     -------   -------   -------   --------     --------
 1    One-Month LIBOR  235,926,342.00   2.940      2.690      300       299          119
 1    Six-Month LIBOR  557,675,236.15   3.078      2.828      300       299          119
 2    Six-Month LIBOR  103,199,225.00   3.075      2.825      300       299          119
 3    Six-Month LIBOR  103,199,459.30   3.069      2.819      300       299          119
---------------------------------------------------------------------------------------------

----------------------------------------------------------------------------
                                                                     RATE
                                  MAXIMUM    MINIMUM  NEXT RATE   ADJUSTMENT
                         GROSS    MORTGAGE  MORTGAGE  ADJUSTMENT   FREQUENCY
POOL      LOAN TYPE    MARGIN(%)   RATE(%)   RATE(%)   (MONTHS)    (MONTHS)
----      ---------    ---------   -------   -------   --------    --------
 1    One-Month LIBOR    1.808     12.000     1.808       1           1
 1    Six-Month LIBOR    1.933     12.000     1.933       5           6
 2    Six-Month LIBOR    1.933     12.000     1.933       5           6
 3    Six-Month LIBOR    1.922     12.000     1.922       5           6
----------------------------------------------------------------------------

The Group I Net WAC Cap, Group II Net WAC Cap, and Subordinate Net WAC Cap are calculated using the above noted assumptions. In addition, 1 Month LIBOR and 6 Month LIBOR each increase to 20% after the first period.

---------------------------------------------------------------------
                GROUP I NET(1)     GROUP II(2)      SUBORDINATE(1)(2)
DISTRIBUTION    --------------   ---------------
   PERIOD        WAC CAP (%)     NET WAC CAP (%)     NET WAC CAP (%)
   ------        -----------     ---------------     ---------------
     1               2.79              2.83                 2.79
---------------------------------------------------------------------
     2               2.78              2.83                 2.79
---------------------------------------------------------------------
     3               5.48              2.83                 4.93
---------------------------------------------------------------------
     4               5.48              2.83                 4.93
---------------------------------------------------------------------
     5               5.48              2.83                 4.93
---------------------------------------------------------------------
     6              11.75             11.75                11.75
---------------------------------------------------------------------
7 and after         11.75             11.75                11.75
---------------------------------------------------------------------

(1) 1 Month LIBOR has a lookback period of 25 days.

(2) 6 Month LIBOR has a lookback period of 45 days.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-G

                              TOTAL MORTGAGE LOANS
                                 As of 10/31/03

Total Current Balance               $1,000,000,262.45
Total Number of Loans                           2,661

                                    AVERAGE OR
                               WEIGHTED AVERAGE (1)           MINIMUM             MAXIMUM
                               --------------------           -------             -------
Current Balance                    $375,798.67              $19,555.00         $3,400,000.00
Original Balance                   $375,827.30              $20,000.00         $3,400,000.00

Loan Rate                                3.044%                  2.000%                3.875%
Servicing Fee                            0.250%                  0.250%                0.250%
Net Loan Rate                            2.794%                  1.750%                3.625%

Gross Margin                             1.902%                  0.875%                2.750%
Maximum Loan Rate                       12.000%                 12.000%               12.000%

Original LTV                             69.33%                   7.36%               100.00%
Effective LTV                            65.71%                   7.36%                95.00%

Credit Score                               730                       0                   821

Original Term (mos)                        300                     300                   300
Remaining Term (mos)                       299                     281                   300
Seasoning (mos)                              1                       0                    19

Next Rate Reset                              4                       1                     6
Rate Adj Freq                                5                       1                     6
First Rate Adj Freq (2)                      5                       2                     6

IO Original Term                           120                     120                   120
IO Remaining Term                          119                     101                   120

Top State Concentrations ($)         CA(22.48%),FL(8.99%),NY(5.97%),NJ(5.82%),GA(4.72%)

First Pay Date                                     05/01/02               12/01/03
Rate Change Date                                   12/01/03               05/01/04
Maturity Date                                      04/01/27               11/01/28

(1) Based on current balances

(2) The interest rates on the Mortgage Loans indexed to one-month LIBOR reset monthly, except with respect to the first rate adjustment, which occurs after the second monthly payment

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-G

                              TOTAL MORTGAGE LOANS
                                 As of 10/31/03

                                                                  % OF AGGREGATE
                                                AGGREGATE        PRINCIPAL BALANCE
                             NUMBER OF      PRINCIPAL BALANCE    OUTSTANDING AS OF
      INDEX               MORTGAGE LOANS       OUTSTANDING       THE CUT-OFF DATE
-------------------       --------------    -----------------    -----------------
One-Month LIBOR                  558        $  235,926,342.00          23.59%
Six-Month LIBOR                2,103           764,073,920.45          76.41
                              ------        -----------------         ------
TOTAL:                         2,661        $1,000,000,262.45         100.00%
                              ======        =================         ======

                                                                        % OF AGGREGATE
                                                      AGGREGATE       PRINCIPAL BALANCE
    RANGE OF CUT-OFF DATE            NUMBER OF    PRINCIPAL BALANCE   OUTSTANDING AS OF
STATED PRINCIPAL BALANCES ($)     MORTGAGE LOANS     OUTSTANDING       THE CUT-OFF DATE
-----------------------------     --------------  -----------------   -----------------
0.01 to 100,000.00                       228      $   17,705,526.00           1.77%
100,000.01 to 200,000.00                 728         110,721,858.20          11.07
200,000.01 to 300,000.00                 533         132,177,689.40          13.22
300,000.01 to 400,000.00                 359         125,974,057.00          12.60
400,000.01 to 500,000.00                 229         103,684,182.00          10.37
500,000.01 to 600,000.00                 156          85,926,047.00           8.59
600,000.01 to 700,000.00                 102          66,393,296.00           6.64
700,000.01 to 800,000.00                  86          65,666,094.85           6.57
800,000.01 to 900,000.00                  49          42,000,258.00           4.20
900,000.01 to 1,000,000.00                66          64,408,074.00           6.44
1,000,000.01 to 1,100,000.00              22          23,536,525.00           2.35
1,100,000.01 to 1,200,000.00              16          18,358,197.00           1.84
1,200,000.01 to 1,300,000.00              13          16,356,573.00           1.64
1,300,000.01 to 1,400,000.00              17          22,950,711.00           2.30
1,400,000.01 to 1,500,000.00              17          24,952,360.00           2.50
1,500,000.01 to 2,000,000.00              33          59,956,814.00           6.00
2,000,000.01 to 2,500,000.00               3           6,892,000.00           0.69
2,500,000.01 to 3,000,000.00               3           8,940,000.00           0.89
3,000,000.01 or greater                    1           3,400,000.00           0.34
                                       -----      -----------------         ------
TOTAL:                                 2,661      $1,000,000,262.45         100.00%
                                       =====      =================         ======

                                                                      % OF AGGREGATE
                                                    AGGREGATE       PRINCIPAL BALANCE
RANGE OF CURRENT                 NUMBER OF      PRINCIPAL BALANCE   OUTSTANDING AS OF
MORTGAGE RATES (%)            MORTGAGE LOANS       OUTSTANDING       THE CUT-OFF DATE
------------------            --------------    -----------------   -----------------
1.751 to 2.000                         2        $      577,036.00           0.06%
2.001 to 2.250                         4             1,022,359.00           0.10
2.251 to 2.500                        28            12,779,762.00           1.28
2.501 to 2.750                       555           189,225,406.90          18.92
2.751 to 3.000                       436           161,357,723.00          16.14
3.001 to 3.250                     1,514           573,318,823.55          57.33
3.251 to 3.500                       120            59,333,652.00           5.93
3.501 to 3.750                         1               198,000.00           0.02
3.751 to 4.000                         1             2,187,500.00           0.22
                                   -----        -----------------         ------
TOTAL:                             2,661        $1,000,000,262.45         100.00%
                                   =====        =================         ======

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-G

                              TOTAL MORTGAGE LOANS
                                 As of 10/31/03

                                                                    % OF AGGREGATE
                                                  AGGREGATE        PRINCIPAL BALANCE
                              NUMBER OF       PRINCIPAL BALANCE    OUTSTANDING AS OF
REMAINING TERM (MONTHS)    MORTGAGE LOANS        OUTSTANDING        THE CUT-OFF DATE
-----------------------    --------------     -----------------    -----------------
281                                1          $      572,000.00            0.06%
283                                1                 243,601.00            0.02
286                                1                 248,592.00            0.02
287                                2                 977,900.00            0.10
288                                1                 233,714.00            0.02
290                                1                 250,000.00            0.02
293                                1                 447,500.00            0.04
294                                7               2,225,593.00            0.22
295                               20               7,865,247.00            0.79
296                               41              22,098,897.00            2.21
297                               92              36,140,285.90            3.61
298                              220              78,998,354.30            7.90
299                            1,352             506,140,892.00           50.61
300                              921             343,557,686.25           34.36
                               -----          -----------------          ------
TOTAL:                         2,661          $1,000,000,262.45          100.00%
                               =====          =================          ======

                                                                      % OF AGGREGATE
                                                    AGGREGATE        PRINCIPAL BALANCE
    RANGE OF ORIGINAL           NUMBER OF       PRINCIPAL BALANCE    OUTSTANDING AS OF
LOAN-TO-VALUE RATIOS (%)     MORTGAGE LOANS        OUTSTANDING        THE CUT-OFF DATE
------------------------     --------------     -----------------    -----------------
0.01 to 10.00                         6         $    1,384,420.00             0.14%
10.01 to 20.00                       40              9,037,276.00             0.90
20.01 to 30.00                      103             21,351,639.90             2.14
30.01 to 40.00                      136             41,203,228.30             4.12
40.01 to 50.00                      259             86,617,864.85             8.66
50.01 to 60.00                      246            114,119,922.00            11.41
60.01 to 70.00                      377            175,032,267.00            17.50
70.01 to 75.00                      383            164,932,499.00            16.49
75.01 to 80.00                      719            235,321,147.00            23.53
80.01 to 85.00                       40             18,526,827.00             1.85
85.01 to 90.00                       77             25,335,258.00             2.53
90.01 to 95.00                       85             22,785,614.40             2.28
95.01 to 100.00                     190             84,352,299.00             8.44
                                  -----         -----------------           ------
TOTAL:                            2,661         $1,000,000,262.45           100.00%
                                  =====         =================           ======

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-G

                              TOTAL MORTGAGE LOANS
                                 As of 10/31/03

                                                                       % OF AGGREGATE
 RANGE OF EFFECTIVE                                 AGGREGATE        PRINCIPAL BALANCE
LOAN-TO-VALUE RATIOS            NUMBER OF       PRINCIPAL BALANCE    OUTSTANDING AS OF
 AT ORIGINATION (%)          MORTGAGE LOANS        OUTSTANDING        THE CUT-OFF DATE
--------------------         --------------     -----------------    -----------------
0.01 to 10.00                          6        $    1,384,420.00             0.14%
10.01 to 20.00                        40             9,037,276.00             0.90
20.01 to 30.00                       104            21,721,639.90             2.17
30.01 to 40.00                       136            41,203,228.30             4.12
40.01 to 50.00                       318           101,390,461.85            10.14
50.01 to 60.00                       254           125,200,181.00            12.52
60.01 to 70.00                       570           273,282,055.00            27.33
70.01 to 75.00                       380           163,094,124.00            16.31
75.01 to 80.00                       712           233,018,727.00            23.30
80.01 to 85.00                        22             5,167,780.00             0.52
85.01 to 90.00                        56            11,819,560.00             1.18
90.01 to 95.00                        63            13,680,809.40             1.37
                                   -----        -----------------           ------
TOTAL:                             2,661        $1,000,000,262.45           100.00%
                                   =====        =================           ======

                                                                       % OF AGGREGATE
                                                    AGGREGATE        PRINCIPAL BALANCE
                                NUMBER OF       PRINCIPAL BALANCE    OUTSTANDING AS OF
RANGE OF CREDIT SCORES       MORTGAGE LOANS        OUTSTANDING        THE CUT-OFF DATE
----------------------       --------------     -----------------    -----------------
Not Available                          2        $      151,500.00            0.02%
551 to 575                             1               125,000.00            0.01
576 to 600                            12             4,220,253.00            0.42
601 to 625                            38            14,596,224.30            1.46
626 to 650                           110            44,981,478.00            4.50
651 to 675                           198            77,863,615.00            7.79
676 to 700                           337           136,056,474.00           13.61
701 to 725                           389           156,080,265.25           15.61
726 to 750                           442           170,041,744.00           17.00
751 to 775                           576           210,101,981.00           21.01
776 to 800                           467           159,725,532.00           15.97
801 to 825                            89            26,056,195.90            2.61
                                   -----        -----------------          ------
TOTAL:                             2,661        $1,000,000,262.45          100.00%
                                   =====        =================          ======

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-G

                              TOTAL MORTGAGE LOANS
                                 As of 10/31/03

                                                                       % OF AGGREGATE
                                                    AGGREGATE        PRINCIPAL BALANCE
                                NUMBER OF       PRINCIPAL BALANCE    OUTSTANDING AS OF
GEOGRAPHIC AREA              MORTGAGE LOANS        OUTSTANDING        THE CUT-OFF DATE
---------------              --------------     -----------------    -----------------
Alabama                               44        $   12,430,511.00             1.24%
Alaska                                 3               480,225.00             0.05
Arizona                               68            25,284,173.00             2.53
Arkansas                              12             2,259,474.00             0.23
California                           392           224,808,734.00            22.48
Colorado                              96            35,294,436.00             3.53
Connecticut                           46            28,240,139.00             2.82
Delaware                              10             4,114,590.00             0.41
District of Columbia                  15             6,410,321.00             0.64
Florida                              237            89,911,503.90             8.99
Georgia                              168            47,174,794.00             4.72
Hawaii                                 5             3,527,420.00             0.35
Idaho                                  7             2,525,055.00             0.25
Illinois                             109            39,334,192.85             3.93
Indiana                               46            10,471,662.40             1.05
Iowa                                   5               756,825.00             0.08
Kansas                                 6             2,041,058.00             0.20
Kentucky                              20             4,644,103.00             0.46
Louisiana                             12             1,609,400.00             0.16
Maine                                  8             1,720,661.00             0.17
Maryland                              64            28,814,462.00             2.88
Massachusetts                         61            31,417,947.00             3.14
Michigan                              92            26,564,012.00             2.66
Minnesota                             36             9,685,386.00             0.97
Mississippi                           11             2,448,980.00             0.24
Missouri                              32             8,589,878.00             0.86
Montana                                6             1,971,471.00             0.20
Nebraska                              10             1,789,193.00             0.18
Nevada                                70            26,158,693.00             2.62
New Hampshire                         10             3,149,073.00             0.31
New Jersey                           143            58,199,013.00             5.82
New Mexico                             7             2,171,059.00             0.22
New York                             141            59,694,016.30             5.97
North Carolina                        77            23,432,472.00             2.34
Ohio                                  74            15,957,147.00             1.60
Oklahoma                              11             2,762,360.00             0.28
Oregon                                12             2,881,040.00             0.29
Pennsylvania                          55            15,658,521.00             1.57
Rhode Island                           3               504,030.00             0.05
South Carolina                        50            12,106,899.00             1.21
South Dakota                           2               920,000.00             0.09
Tennessee                             37            10,054,753.00             1.01
Texas                                129            42,997,915.00             4.30
Utah                                  17             8,801,344.00             0.88
Vermont                               12             4,508,406.00             0.45
Virginia                             126            37,177,489.00             3.72
Virgin Islands                         1               101,165.00             0.01
Washington                            34            10,413,861.00             1.04
West Virginia                          1                88,000.00             0.01
Wisconsin                             27             7,607,199.00             0.76
Wyoming                                1               335,200.00             0.03
                                   -----        -----------------           ------
TOTAL:                             2,661        $1,000,000,262.45           100.00%
                                   =====        =================           ======

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-G

[MERRILL LYNCH LOGO]

                              TOTAL MORTGAGE LOANS
                                 As of 10/31/03

                                                                                                        % OF AGGREGATE
                                                                         AGGREGATE                     PRINCIPAL BALANCE
                                              NUMBER OF              PRINCIPAL BALANCE                 OUTSTANDING AS OF
OCCUPANCY TYPE                             MORTGAGE LOANS               OUTSTANDING                    THE CUT-OFF DATE
--------------                             --------------            ------------------                -----------------
Primary                                         2,236                $  858,321,430.45                       85.83 %
Second Home                                       279                   109,409,437.00                       10.94
Investment                                        146                    32,269,395.00                        3.23
                                                -----                -----------------                      ------
TOTAL:                                          2,661                $1,000,000,262.45                      100.00 %
                                                =====                =================                      ======

                                                                             % OF AGGREGATE
                                                         AGGREGATE          PRINCIPAL BALANCE
                                     NUMBER OF       PRINCIPAL BALANCE      OUTSTANDING AS OF
PROPERTY TYPE                      MORTGAGE LOANS       OUTSTANDING         THE CUT-OFF DATE
-------------                      --------------    -----------------      -----------------
Single Family                          1,612        $    624,199,370.85          62.42 %
Planned Unit Development                  56              12,154,350.00           1.22
Condominium                              304              83,680,824.90           8.37
Cooperative                               39              13,923,554.00           1.39
Two- to Four-Family                       35              11,275,347.30           1.13
De Minimis PUD                           615             254,766,815.40          25.48
                                       -----        -------------------         ------
TOTAL:                                 2,661        $  1,000,000,262.45         100.00 %
                                       =====        ===================         ======

                                                                             % OF AGGREGATE
                                                         AGGREGATE          PRINCIPAL BALANCE
                                   NUMBER OF         PRINCIPAL BALANCE      OUTSTANDING AS OF
LOAN PURPOSE                     MORTGAGE LOANS         OUTSTANDING         THE CUT-OFF DATE
------------                     --------------      -----------------      -----------------
Purchase                               849          $   368,090,391.40            36.81 %
Refinance (No Cash-out)                897              286,013,270.75            28.60
Refinance (Cash-out)                   915              345,896,600.30            34.59
                                     -----          ------------------           ------
TOTAL:                               2,661          $ 1,000,000,262.45           100.00 %
                                     =====          ==================           ======

                                                                             % OF AGGREGATE
                                                         AGGREGATE          PRINCIPAL BALANCE
                                     NUMBER OF       PRINCIPAL BALANCE      OUTSTANDING AS OF
LOAN DOCUMENTATION                 MORTGAGE LOANS       OUTSTANDING         THE CUT-OFF DATE
------------------                 --------------    -----------------      -----------------
Full Documentation                     1,681        $   689,003,075.70            68.90 %
Alternative Documentation                407            133,942,969.00            13.39
Stated Documentation                     164             52,332,446.85             5.23
No Income/No Ratio Documentation         409            124,721,770.90            12.47
                                       -----        ------------------           ------
TOTAL:                                 2,661        $ 1,000,000,262.45           100.00 %
                                       =====        ==================           ======

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-G

[MERRILL LYNCH LOGO]

                              TOTAL MORTGAGE LOANS
                                 As of 10/31/03

                                                                             % OF AGGREGATE
                                                         AGGREGATE          PRINCIPAL BALANCE
                                     NUMBER OF       PRINCIPAL BALANCE      OUTSTANDING AS OF
CHANNEL                            MORTGAGE LOANS       OUTSTANDING         THE CUT-OFF DATE
-------                            --------------    -----------------      -----------------
Retail                                 2,293        $   840,080,395.45           84.01 %
Correspondent                            266             98,841,057.00            9.88
Broker                                   102             61,078,810.00            6.11
                                       -----        ------------------          ------
TOTAL:                                 2,661        $ 1,000,000,262.45          100.00 %
                                       =====        ==================          ======

                                                                             % OF AGGREGATE
                                                         AGGREGATE          PRINCIPAL BALANCE
                                     NUMBER OF       PRINCIPAL BALANCE      OUTSTANDING AS OF
MARGINS(%)                         MORTGAGE LOANS       OUTSTANDING         THE CUT-OFF DATE
---------                          --------------    -----------------      -----------------
   0.875                                   2        $       577,036.00            0.06 %
   1.125                                   4              1,022,359.00            0.10
   1.250                                   3              1,623,800.00            0.16
   1.375                                  28             12,966,285.00            1.30
   1.500                                 153             65,263,884.00            6.53
   1.625                                 461            147,523,609.90           14.75
   1.750                                  69             23,326,234.00            2.33
   1.875                                 315            121,363,865.40           12.14
   2.000                               1,408            520,908,975.15           52.09
   2.125                                 112             55,206,529.00            5.52
   2.250                                 103             41,690,185.00            4.17
   2.500                                   2              6,340,000.00            0.63
   2.750                                   1              2,187,500.00            0.22
                                       -----       -------------------          ------
TOTAL:                                 2,661       $  1,000,000,262.45          100.00 %
                                       =====       ===================          ======

                                                                             % OF AGGREGATE
                                                         AGGREGATE          PRINCIPAL BALANCE
                                     NUMBER OF       PRINCIPAL BALANCE      OUTSTANDING AS OF
MAXIMUM MORTGAGE RATE(%)           MORTGAGE LOANS       OUTSTANDING         THE CUT-OFF DATE
------------------------           --------------    -----------------      -----------------
   12.000                              2,661        $ 1,000,000,262.45          100.00 %
                                       -----        ------------------          ------
TOTAL:                                 2,661        $ 1,000,000,262.45          100.00 %
                                       =====        ==================          ======

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed statement the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-G

[MERRILL LYNCH LOGO]

                              TOTAL MORTGAGE LOANS
                                 As of 10/31/03

                                                                                          % OF AGGREGATE
                                                                     AGGREGATE          PRINCIPAL BALANCE
                                           NUMBER OF             PRINCIPAL BALANCE      OUTSTANDING AS OF
NEXT RATE ADJUSTMENT DATE               MORTGAGE LOANS              OUTSTANDING         THE CUT-OFF DATE
-------------------------               --------------           -----------------      -----------------
December 2003                                 386                $  160,962,352.00            16.10 %
January 2004                                  212                    92,822,680.00             9.28
February 2004                                  73                    28,448,551.90             2.84
March 2004                                    177                    63,335,888.30             6.33
April 2004                                  1,071                   387,899,019.00            38.79
May 2004                                      742                   266,531,771.25            26.65
                                            -----                -----------------           ------
TOTAL:                                      2,661                $1,000,000,262.45           100.00 %
                                            =====                =================           ======

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-G

[MERRILL LYNCH LOGO]

                             GROUP I MORTGAGE LOANS
                                 As of 10/31/03

Total Current Balance                         $793,601,578.15
Total Number of Loans                                   2,085

                                 AVERAGE OR
                             WEIGHTED AVERAGE (1)       MINIMUM              MAXIMUM
                             --------------------       -------              -------
Current Balance                 $  380,624.26         $ 19,555.00       $ 3,400,000.00
Original Balance                $  380,647.74         $ 20,000.00       $ 3,400,000.00

Loan Rate                               3.037%              2.000%               3.875%
Servicing Fee                           0.250%              0.250%               0.250%
Net Loan Rate                           2.787%              1.750%               3.625%

Gross Margin                            1.896%              0.875%               2.750%
Maximum Loan Rate                      12.000%             12.000%              12.000%

Original LTV                            69.53%               7.36%              100.00%
Effective LTV                           65.75%               7.36%               95.00%

Credit Score                              730                   0                  821

Original Term (mos)                       300                 300                  300
Remaining Term (mos)                      299                 281                  300
Seasoning (mos)                             1                   0                   19

Next Rate Reset                             4                   1                    6
Rate Adj Freq                               5                   1                    6
First Rate Adj Freq (2)                     5                   2                    6

IO Original Term                          120                 120                  120
IO Remaining Term                         119                 101                  120

Top State Concentrations ($)  CA(23.99%),FL(9.40%),NJ(5.96%),NY(5.82%),GA(4.47%)

First Pay Date                   05/01/02          12/01/03
Rate Change Date                 12/01/03          05/01/04
Maturity Date                    04/01/27          11/01/28

(1)      Based on current balances

(2) The interest rates on the Mortgage Loans indexed to one-month LIBOR reset monthly, except with respect to the first rate adjustment, which occurs after the second monthly payment

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-G

[MERRILL LYNCH LOGO]

                             GROUP I MORTGAGE LOANS
                                 As of 10/31/03

                                                                                % OF AGGREGATE
                                                        AGGREGATE              PRINCIPAL BALANCE
                            NUMBER OF               PRINCIPAL BALANCE          OUTSTANDING AS OF
INDEX                     MORTGAGE LOANS               OUTSTANDING              THE CUT-OFF DATE
-----                     --------------            -----------------          -----------------
One-Month LIBOR                  558                $   235,926,342.00              29.73 %
Six-Month LIBOR                1,527                    557,675,236.15              70.27
                               -----                ------------------             ------
TOTAL:                         2,085                $   793,601,578.15             100.00 %
                               =====                ==================             ======

                                                                               % OF AGGREGATE
                                                           AGGREGATE          PRINCIPAL BALANCE
RANGE OF CUT-OFF DATE STATED         NUMBER OF         PRINCIPAL BALANCE      OUTSTANDING AS OF
  PRINCIPAL BALANCES ($)          MORTGAGE LOANS          OUTSTANDING         THE CUT-OFF DATE
----------------------------      --------------       -----------------      -----------------
0.01 to 100,000.00                      172           $    13,490,963.00             1.70 %
100,000.01 to 200,000.00                571                86,472,378.90            10.90
200,000.01 to 300,000.00                422               104,713,378.40            13.19
300,000.01 to 400,000.00                286               100,379,911.00            12.65
400,000.01 to 500,000.00                172                77,601,073.00             9.78
500,000.01 to 600,000.00                123                67,723,222.00             8.53
600,000.01 to 700,000.00                 80                52,276,649.00             6.59
700,000.01 to 800,000.00                 61                46,645,799.85             5.88
800,000.01 to 900,000.00                 36                30,893,197.00             3.89
900,000.01 to 1,000,000.00               54                52,562,575.00             6.62
1,000,000.01 to 1,100,000.00             17                18,124,275.00             2.28
1,100,000.01 to 1,200,000.00             14                16,141,197.00             2.03
1,200,000.01 to 1,300,000.00             11                13,771,573.00             1.74
1,300,000.01 to 1,400,000.00             16                21,620,711.00             2.72
1,400,000.01 to 1,500,000.00             16                23,452,360.00             2.96
1,500,000.01 to 2,000,000.00             28                50,742,815.00             6.39
2,000,000.01 to 2,500,000.00              2                 4,649,500.00             0.59
2,500,000.01 to 3,000,000.00              3                 8,940,000.00             1.13
2,500,000.01 to 3,000,000.00              1                 3,400,000.00             0.43
                                      -----           ------------------           ------
TOTAL:                                2,085           $   793,601,578.15           100.00 %
                                      =====           ==================           ======

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-G

[MERRILL LYNCH LOGO]

                             GROUP I MORTGAGE LOANS
                                 As of 10/31/03

                                                                                % OF AGGREGATE
                                                       AGGREGATE              PRINCIPAL BALANCE
 RANGE OF CURRENT                 NUMBER OF         PRINCIPAL BALANCE         OUTSTANDING AS OF
MORTGAGE RATES (%)             MORTGAGE LOANS         OUTSTANDING             THE CUT-OFF DATE
------------------             --------------       -----------------         -----------------
 1.751 to 2.000                        2            $      577,036.00                0.07 %
 2.001 to 2.250                        3                   722,459.00                0.09
 2.251 to 2.500                       26                11,859,762.00                1.49
 2.501 to 2.750                      445               156,098,647.90               19.67
 2.751 to 3.000                      387               144,198,135.00               18.17
 3.001 to 3.250                    1,127               428,715,566.25               54.02
 3.251 to 3.500                       93                49,044,472.00                6.18
 3.501 to 3.750                        1                   198,000.00                0.02
 3.751 to 4.000                        1                 2,187,500.00                0.28
                                   -----            -----------------              ------
TOTAL:                             2,085            $  793,601,578.15              100.00 %
                                   =====            =================              ======

                                                                                   % OF AGGREGATE
                                                            AGGREGATE             PRINCIPAL BALANCE
                                  NUMBER OF             PRINCIPAL BALANCE         OUTSTANDING AS OF
REMAINING TERM(MONTHS)         MORTGAGE LOANS              OUTSTANDING            THE CUT-OFF DATE
---------------------          --------------           -----------------         -----------------
        281                            1                $      572,000.00               0.07 %
        283                            1                       243,601.00               0.03
        286                            1                       248,592.00               0.03
        287                            2                       977,900.00               0.12
        288                            1                       233,714.00               0.03
        290                            1                       250,000.00               0.03
        293                            1                       447,500.00               0.06
        294                            6                     2,047,597.00               0.26
        295                           17                     7,229,670.00               0.91
        296                           32                    19,402,983.00               2.44
        297                           72                    27,769,639.90               3.50
        298                          171                    59,889,775.00               7.55
        299                        1,073                   405,129,783.00              51.05
        300                          706                   269,158,823.25              33.92
                                   -----                -----------------             ------
TOTAL:                             2,085                $  793,601,578.15             100.00 %
                                   =====                =================             ======

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-G

[MERRILL LYNCH LOGO]

                             GROUP I MORTGAGE LOANS
                                 As of 10/31/03

                                                                                              % OF AGGREGATE
                                                                   AGGREGATE                 PRINCIPAL BALANCE
  RANGE OF ORIGINAL                   NUMBER OF                PRINCIPAL BALANCE             OUTSTANDING AS OF
LOAN-TO-VALUE RATIOS (%)            MORTGAGE LOANS                OUTSTANDING                THE CUT-OFF DATE
------------------------            --------------             -----------------             -----------------
      0.01 to 10.00                         6                  $    1,384,420.00                    0.17%
     10.01 to 20.00                        34                       8,269,267.00                    1.04
     20.01 to 30.00                        80                      16,170,238.90                    2.04
     30.01 to 40.00                       109                      33,244,220.00                    4.19
     40.01 to 50.00                       189                      57,635,600.85                    7.26
     50.01 to 60.00                       202                     100,459,159.00                   12.66
     60.01 to 70.00                       295                     137,804,652.00                   17.36
     70.01 to 75.00                       302                     131,848,445.00                   16.61
     75.01 to 80.00                       563                     185,446,452.00                   23.37
     80.01 to 85.00                        28                      13,774,094.00                    1.74
     85.01 to 90.00                        57                      18,914,416.00                    2.38
     90.01 to 95.00                        66                      17,089,740.40                    2.15
    95.01 to 100.00                       154                      71,560,873.00                    9.02
                                        -----                  -----------------                  ------
TOTAL:                                  2,085                  $  793,601,578.15                  100.00%
                                        =====                  =================                  ======

                                                                                           % OF AGGREGATE
   RANGE OF EFFECTIVE                                          AGGREGATE                 PRINCIPAL BALANCE
LOAN-TO-VALUE RATIOS (%)              NUMBER OF             PRINCIPAL BALANCE             OUTSTANDING AS OF
   AT ORIGINATION(%)                MORTGAGE LOANS            OUTSTANDING                THE CUT-OFF DATE
-----------------------             --------------          -----------------            ------------------
 0.01 to 10.00                              6               $    1,384,420.00                   0.17 %
10.01 to 20.00                             34                    8,269,267.00                   1.04
20.01 to 30.00                             81                   16,540,238.90                   2.08
30.01 to 40.00                            109                   33,244,220.00                   4.19
40.01 to 50.00                            234                   68,558,640.85                   8.64
50.01 to 60.00                            207                  109,691,434.00                  13.82
60.01 to 70.00                            449                  219,225,353.00                  27.62
70.01 to 75.00                            299                  130,010,070.00                  16.38
75.01 to 80.00                            559                  184,013,532.00                  23.19
80.01 to 85.00                             16                    3,431,564.00                   0.43
85.01 to 90.00                             43                    9,041,403.00                   1.14
90.01 to 95.00                             48                   10,191,435.40                   1.28
                                        -----               -----------------                 ------
TOTAL:                                  2,085               $  793,601,578.15                 100.00 %
                                        =====               =================                 ======

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-G

[MERRILL LYNCH LOGO]

                             GROUP I MORTGAGE LOANS
                                 As of 10/31/03

                                                                              % OF AGGREGATE
                                                    AGGREGATE                PRINCIPAL BALANCE
                               NUMBER OF        PRINCIPAL BALANCE            OUTSTANDING AS OF
RANGE OF CREDIT SCORES       MORTGAGE LOANS         OUTSTANDING              THE CUT-OFF DATE
----------------------       --------------     -----------------            -----------------
Not Available                         1                 97,500.00                   0.01%
551 to 575                            1                125,000.00                   0.02
576 to 600                            8              2,996,837.00                   0.38
601 to 625                           27             12,245,427.00                   1.54
626 to 650                           85             32,876,440.00                   4.14
651 to 675                          149             59,996,668.00                   7.56
676 to 700                          270            108,540,569.00                  13.68
701 to 725                          307            120,228,209.25                  15.15
726 to 750                          350            140,070,571.00                  17.65
751 to 775                          453            167,732,288.00                  21.14
776 to 800                          364            127,656,445.00                  16.09
801 to 825                           70             21,035,623.90                   2.65
                                  -----         -----------------                 ------
TOTAL:                            2,085         $  793,601,578.15                 100.00%
                                  =====         =================                 ======

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-G

[MERRILL LYNCH LOGO]

                             GROUP I MORTGAGE LOANS
                                 As of 10/31/03

                                                                                          % OF AGGREGATE
                                                          AGGREGATE                      PRINCIPAL BALANCE
                                     NUMBER OF        PRINCIPAL BALANCE                  OUTSTANDING AS OF
GEOGRAPHIC AREA                   MORTGAGE LOANS         OUTSTANDING                      THE CUT-OFF DATE
---------------------             --------------      -----------------                  ----------------------
Alabama                                   31          $     8,042,223.00                        1.01 %
Alaska                                     3                  480,225.00                        0.06
Arizona                                   57               18,070,796.00                        2.28
Arkansas                                  11                1,959,474.00                        0.25
California                               320              190,397,105.00                       23.99
Colorado                                  76               27,311,026.00                        3.44
Connecticut                               35               23,060,639.00                        2.91
Delaware                                   8                3,179,423.00                        0.40
District of Columbia                      12                5,882,871.00                        0.74
Florida                                  188               74,597,273.90                        9.40
Georgia                                  133               35,498,791.00                        4.47
Hawaii                                     4                3,264,920.00                        0.41
Idaho                                      6                2,329,055.00                        0.29
Illinois                                  82               30,359,260.85                        3.83
Indiana                                   35                7,839,730.40                        0.99
Iowa                                       5                  756,825.00                        0.10
Kansas                                     5                1,905,558.00                        0.24
Kentucky                                  11                1,955,530.00                        0.25
Louisiana                                  8                1,031,800.00                        0.13
Maine                                      7                1,542,685.00                        0.19
Maryland                                  51               21,665,333.00                        2.73
Massachusetts                             48               24,414,336.00                        3.08
Michigan                                  69               18,215,762.00                        2.30
Minnesota                                 27                6,913,655.00                        0.87
Mississippi                                7                1,658,056.00                        0.21
Missouri                                  26                6,714,868.00                        0.85
Montana                                    4                1,145,962.00                        0.14
Nebraska                                   7                1,126,693.00                        0.14
Nevada                                    55               20,554,143.00                        2.59
New Hampshire                             10                3,149,073.00                        0.40
New Jersey                               115               47,300,968.00                        5.96
New Mexico                                 6                1,995,660.00                        0.25
New York                                 111               46,164,953.00                        5.82
North Carolina                            55               17,470,191.00                        2.20
Ohio                                      54               11,727,355.00                        1.48
Oklahoma                                   7                1,963,064.00                        0.25
Oregon                                    11                2,751,040.00                        0.35
Pennsylvania                              48               13,684,246.00                        1.72
Rhode Island                               3                  504,030.00                        0.06
South Carolina                            31                8,246,112.00                        1.04
South Dakota                               2                  920,000.00                        0.12
Tennessee                                 29                8,246,545.00                        1.04
Texas                                     97               32,380,223.00                        4.08
Utah                                      13                7,393,669.00                        0.93
Vermont                                    9                3,682,556.00                        0.46
Virginia                                 104               30,377,991.00                        3.83
Virgin Islands                             1                  101,165.00                        0.01
Washington                                21                6,300,319.00                        0.79
West Virginia                              1                   88,000.00                        0.01
Wisconsin                                 25                6,945,199.00                        0.88
Wyoming                                    1                  335,200.00                        0.04
                                       -----          ------------------                      ------
TOTAL:                                 2,085          $   793,601,578.15                      100.00 %
                                       =====          ==================                      ======

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-G

[MERRILL LYNCH LOGO]

                             GROUP I MORTGAGE LOANS
                                 As of 10/31/03

                                                         % OF AGGREGATE
                                        AGGREGATE       PRINCIPAL BALANCE
                      NUMBER OF     PRINCIPAL BALANCE   OUTSTANDING AS OF
OCCUPANCY TYPE     MORTGAGE LOANS      OUTSTANDING      THE CUT-OFF DATE
--------------     --------------   -----------------   ----------------
Primary                1,757        $  680,997,949.15        85.81%
Second Home              215            87,631,046.00        11.04
Investment               113            24,972,583.00         3.15
                       -----        -----------------       ------
TOTAL:                 2,085        $  793,601,578.15       100.00%
                       =====        =================       ======

                                                                      % OF AGGREGATE
                                                   AGGREGATE         PRINCIPAL BALANCE
                               NUMBER OF       PRINCIPAL BALANCE     OUTSTANDING AS OF
PROPERTY TYPE               MORTGAGE LOANS        OUTSTANDING        THE CUT-OFF DATE
--------------              --------------   --------------------   ------------------
Single Family                   1,259        $     498,568,287.85           62.82%
Planned Unit Development           46               10,367,707.00            1.31
Condominium                       230               60,435,055.90            7.62
Cooperative                        35               12,835,249.00            1.62
Two- to Four-Family                31               10,762,504.00            1.36
De Minimis PUD                    484              200,632,774.40           25.28
                                -----        --------------------          ------
TOTAL:                          2,085        $     793,601,578.15          100.00%
                                =====        ====================          ======

                                                                       % OF AGGREGATE
                                                   AGGREGATE         PRINCIPAL BALANCE
                               NUMBER OF       PRINCIPAL BALANCE     OUTSTANDING AS OF
LOAN PURPOSE                MORTGAGE LOANS        OUTSTANDING        THE CUT-OFF DATE
------------                --------------   -------------------    ------------------
Purchase                          671        $    298,977,399.40           37.67%
Refinance (No Cash-out)           686             219,881,128.75           27.71
Refinance (Cash-out)              728             274,743,050.00           34.62
                                -----        -------------------          ------
TOTAL:                          2,085        $    793,601,578.15          100.00%
                                =====        ===================          ======

                                                                            % OF AGGREGATE
                                                        AGGREGATE         PRINCIPAL BALANCE
                                       NUMBER OF     PRINCIPAL BALANCE     OUTSTANDING AS OF
LOAN DOCUMENTATION                  MORTGAGE LOANS     OUTSTANDING         THE CUT-OFF DATE
------------------                  --------------   -----------------    ------------------
Full Documentation                       1,329       $  556,582,318.40          70.13%
Alternative Documentation                  318          106,071,745.00          13.37
Stated Documentation                       123           40,488,566.85           5.10
No Income/No Ratio Documentation           315           90,458,947.90          11.40
                                         -----       -----------------         ------
TOTAL:                                   2,085       $  793,601,578.15         100.00%
                                         =====       =================         ======

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-G

                             GROUP I MORTGAGE LOANS
                                 As of 10/31/03

                                                                     % OF AGGREGATE
                                                  AGGREGATE         PRINCIPAL BALANCE
                           NUMBER OF          PRINCIPAL BALANCE     OUTSTANDING AS OF
CHANNEL                 MORTGAGE LOANS           OUTSTANDING        THE CUT-OFF DATE
-------                 --------------        ------------------    -----------------
Retail                       1,774            $   656,389,321.15          82.71%
Correspondent                  216                 79,086,947.00           9.97
Broker                          95                 58,125,310.00           7.32
                             -----            ------------------         ------
TOTAL:                       2,085            $   793,601,578.15         100.00%
                             =====            ==================         ======

                                                                     % OF AGGREGATE
                                                  AGGREGATE         PRINCIPAL BALANCE
                           NUMBER OF          PRINCIPAL BALANCE     OUTSTANDING AS OF
MARGINS (%)             MORTGAGE LOANS           OUTSTANDING        THE CUT-OFF DATE
-----------             --------------        ------------------    -----------------
0.875                            2            $       577,036.00          0.07%
1.125                            3                    722,459.00          0.09
1.250                            3                  1,623,800.00          0.20
1.375                           26                 12,046,285.00          1.52
1.500                          151                 64,114,344.00          8.08
1.625                          337                109,474,666.90         13.79
1.750                           56                 19,267,751.00          2.43
1.875                          291                111,704,466.40         14.08
2.000                        1,035                382,573,346.85         48.21
2.125                          100                 50,599,468.00          6.38
2.250                           78                 32,370,455.00          4.08
2.500                            2                  6,340,000.00          0.80
2.750                            1                  2,187,500.00          0.28
                             -----            ------------------        ------
TOTAL:                       2,085            $   793,601,578.15        100.00%
                             =====            ==================        ======

                                                                         % OF AGGREGATE
                                                  AGGREGATE             PRINCIPAL BALANCE
                               NUMBER OF      PRINCIPAL BALANCE         OUTSTANDING AS OF
MAXIMUM MORTGAGE RATE (%)   MORTGAGE LOANS       OUTSTANDING            THE CUT-OFF DATE
-------------------------   --------------    ------------------        -----------------
12.000                           2,085        $   793,601,578.15            100.00%
                                 -----        ------------------            ------
TOTAL:                           2,085        $   793,601,578.15            100.00%
                                 =====        ==================            ======

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-G

                             GROUP I MORTGAGE LOANS
                                 As of 10/31/03

                                                                         % OF AGGREGATE
                                                  AGGREGATE             PRINCIPAL BALANCE
                               NUMBER OF      PRINCIPAL BALANCE         OUTSTANDING AS OF
NEXT RATE ADJUSTMENT DATE   MORTGAGE LOANS       OUTSTANDING            THE CUT-OFF DATE
-------------------------   --------------    ------------------        -----------------
December 2003                     383         $   160,326,775.00             20.20%
January 2004                      203              90,126,766.00             11.36
February 2004                      53              20,077,905.90              2.53
March 2004                        128              44,227,309.00              5.57
April 2004                        792             286,887,910.00             36.15
May 2004                          526             191,954,912.25             24.19
                                -----         ------------------            ------
TOTAL:                          2,085         $   793,601,578.15            100.00%
                                =====         ==================            ======

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-G

                             GROUP II MORTGAGE LOANS
                                 As of 10/31/03

Total Current Balance                        $103,199,225.00
Total Number of Loans                                    285

                                      AVERAGE OR
                                 WEIGHTED AVERAGE (1)           MINIMUM                  MAXIMUM
                                 --------------------           -------                  -------
Current Balance                    $    362,102.54          $    35,350.00          $    2,242,500.00
Original Balance                   $    362,133.70          $    35,350.00          $    2,242,500.00

Loan Rate                                    3.075%                  2.250%                     3.500%
Servicing Fee                                0.250%                  0.250%                     0.250%
Net Loan Rate                                2.825%                  2.000%                     3.250%

Gross Margin                                 1.933%                  1.125%                     2.250%
Maximum Loan Rate                           12.000%                 12.000%                    12.000%

Original LTV                                 68.44%                  14.39%                    100.00%
Effective LTV                                65.65%                  14.39%                     95.00%

Credit Score                                   726                       0                        814

Original Term (mos)                            300                     300                        300
Remaining Term (mos)                           299                     295                        300
Seasoning (mos)                                  1                       0                          5

Next Rate Reset                                  5                       1                          6
Rate Adj Freq                                    6                       6                          6
First Rate Adj Freq (2)                          6                       6                          6

IO Original Term                               120                     120                        120
IO Remaining Term                              119                     115                        120

Top State Concentrations ($)  CA(16.84%),FL(9.52%),NY(7.41%),NJ(6.42%),GA(5.65%)

First Pay Date                         07/01/03                                        12/01/03
Rate Change Date                       12/01/03                                        05/01/04
Maturity Date                          06/01/28                                        11/01/28

(1)  Based on current balances

(2) The interest rates on the Mortgage Loans indexed to one-month LIBOR reset monthly, except with respect to the first rate adjustment, which occurs after the second monthly payment

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-G

                             GROUP II MORTGAGE LOANS
                                 As of 10/31/03

                                                                                % OF AGGREGATE
                                                         AGGREGATE             PRINCIPAL BALANCE
                                      NUMBER OF      PRINCIPAL BALANCE         OUTSTANDING AS OF
     INDEX                         MORTGAGE LOANS       OUTSTANDING            THE CUT-OFF DATE
---------------                    --------------    ------------------        -----------------
Six-Month LIBOR                         285            $103,199,225.00              100.00%
                                        ---            ---------------              ------
TOTAL:                                  285            $103,199,225.00              100.00%
                                        ===            ===============              ======

                                                                                % OF AGGREGATE
                                                         AGGREGATE             PRINCIPAL BALANCE
RANGE OF CUT-OFF DATE                 NUMBER OF      PRINCIPAL BALANCE         OUTSTANDING AS OF
STATED PRINCIPAL BALANCES ($)      MORTGAGE LOANS       OUTSTANDING            THE CUT-OFF DATE
-----------------------------      --------------    ------------------        -----------------
0.01 to 100,000.00                       28           $  1,929,062.00                  1.87%
100,000.01 to 200,000.00                 74             11,196,674.00                 10.85
200,000.01 to 300,000.00                 62             15,041,492.00                 14.58
300,000.01 to 400,000.00                 34             11,834,763.00                 11.47
400,000.01 to 500,000.00                 29             13,053,558.00                 12.65
500,000.01 to 600,000.00                 12              6,700,054.00                  6.49
600,000.01 to 700,000.00                  5              3,240,518.00                  3.14
700,000.01 to 800,000.00                 15             11,435,194.00                 11.08
800,000.01 to 900,000.00                  8              6,900,561.00                  6.69
900,000.01 to 1,000,000.00                8              7,845,600.00                  7.60
1,000,000.01 to 1,100,000.00              4              4,312,250.00                  4.18
1,100,000.01 to 1,200,000.00              2              2,217,000.00                  2.15
1,200,000.01 to 1,300,000.00              1              1,300,000.00                  1.26
1,500,000.01 to 2,000,000.00              2              3,949,999.00                  3.83
2,000,000.01 to 2,500,000.00              1              2,242,500.00                  2.17
                                        ---           ---------------                ------
TOTAL:                                  285           $103,199,225.00                100.00%
                                        ===           ===============                ======

                                                                       % OF AGGREGATE
                                                AGGREGATE             PRINCIPAL BALANCE
RANGE OF CURRENT             NUMBER OF      PRINCIPAL BALANCE         OUTSTANDING AS OF
MORTGAGE RATES (%)        MORTGAGE LOANS       OUTSTANDING            THE CUT-OFF DATE
------------------        --------------    ------------------        -----------------
2.001 to 2.250                   1           $    299,900.00                  0.29%
2.251 to 2.500                   1                750,000.00                  0.73
2.501 to 2.750                  55             16,543,134.00                 16.03
2.751 to 3.000                  22              7,398,360.00                  7.17
3.001 to 3.250                 193             71,408,800.00                 69.20
3.251 to 3.500                  13              6,799,031.00                  6.59
                               ---           ---------------                ------
TOTAL:                         285           $103,199,225.00                100.00%
                               ===           ===============                ======

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-G

                             GROUP II MORTGAGE LOANS
                                 As of 10/31/03

                                                                                % OF AGGREGATE
                                                         AGGREGATE             PRINCIPAL BALANCE
                                      NUMBER OF      PRINCIPAL BALANCE         OUTSTANDING AS OF
REMAINING TERM (MONTHS)            MORTGAGE LOANS       OUTSTANDING            THE CUT-OFF DATE
-----------------------            --------------    ------------------        -----------------
295                                       2           $    535,641.00                 0.52%
296                                       3                891,550.00                 0.86
297                                      12              5,362,779.00                 5.20
298                                      20              9,900,203.00                 9.59
299                                     134             47,629,638.00                46.15
300                                     114             38,879,414.00                37.67
                                        ---           ---------------               ------
TOTAL:                                  285           $103,199,225.00               100.00%
                                        ===           ===============               ======

                                                                                % OF AGGREGATE
                                                         AGGREGATE             PRINCIPAL BALANCE
RANGE OF ORIGINAL                     NUMBER OF      PRINCIPAL BALANCE         OUTSTANDING AS OF
LOAN-TO-VALUE RATIOS (%)           MORTGAGE LOANS       OUTSTANDING            THE CUT-OFF DATE
------------------------           --------------    ------------------        -----------------
10.01 to 20.00                           4            $    292,500.00                  0.28%
20.01 to 30.00                          13               2,874,351.00                  2.79
30.01 to 40.00                          13               3,983,064.00                  3.86
40.01 to 50.00                          33              11,918,146.00                 11.55
50.01 to 60.00                          25               7,874,850.00                  7.63
60.01 to 70.00                          44              21,088,566.00                 20.43
70.01 to 75.00                          35              16,684,750.00                 16.17
75.01 to 80.00                          73              23,297,488.00                 22.58
80.01 to 85.00                           6               2,483,731.00                  2.41
85.01 to 90.00                          13               4,592,445.00                  4.45
90.01 to 95.00                          11               2,629,449.00                  2.55
95.01 to 100.00                         15               5,479,885.00                  5.31
                                       ---            ---------------                ------
TOTAL:                                 285            $103,199,225.00                100.00%
                                       ===            ===============                ======

                                                                                % OF AGGREGATE
RANGE OF EFFECTIVE                                       AGGREGATE             PRINCIPAL BALANCE
LOAN-TO-VALUE RATIOS                  NUMBER OF      PRINCIPAL BALANCE         OUTSTANDING AS OF
AT ORIGINATION (%)                 MORTGAGE LOANS       OUTSTANDING            THE CUT-OFF DATE
--------------------               --------------    ------------------        -----------------
10.01 to 20.00                            4           $    292,500.00                  0.28%
20.01 to 30.00                           13              2,874,351.00                  2.79
30.01 to 40.00                           13              3,983,064.00                  3.86
40.01 to 50.00                           39             14,082,162.00                 13.65
50.01 to 60.00                           27              9,062,834.00                  8.78
60.01 to 70.00                           60             28,514,951.00                 27.63
70.01 to 75.00                           35             16,684,750.00                 16.17
75.01 to 80.00                           71             22,755,988.00                 22.05
80.01 to 85.00                            3                530,031.00                  0.51
85.01 to 90.00                            9              1,789,145.00                  1.73
90.01 to 95.00                           11              2,629,449.00                  2.55
                                        ---           ---------------                ------
TOTAL:                                  285           $103,199,225.00                100.00%
                                        ===           ===============                ======

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-G

                             GROUP II MORTGAGE LOANS
                                 As of 10/31/03

                                                                                % OF AGGREGATE
                                                         AGGREGATE             PRINCIPAL BALANCE
                                      NUMBER OF      PRINCIPAL BALANCE         OUTSTANDING AS OF
RANGE OF CREDIT SCORES             MORTGAGE LOANS       OUTSTANDING            THE CUT-OFF DATE
----------------------             --------------    ------------------        -----------------
Not Available                            1            $     54,000.00                 0.05%
576 to 600                               2            $    372,516.00                 0.36
601 to 625                               3                 529,500.00                 0.51
626 to 650                              11               5,453,824.00                 5.28
651 to 675                              29              10,319,793.00                10.00
676 to 700                              38              15,119,631.00                14.65
701 to 725                              36              16,714,105.00                16.20
726 to 750                              48              17,820,842.00                17.27
751 to 775                              65              21,027,860.00                20.38
776 to 800                              43              12,668,682.00                12.28
801 to 825                               9               3,118,472.00                 3.02
                                       ---            ---------------               ------
TOTAL:                                 285            $103,199,225.00               100.00%
                                       ===            ===============               ======

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-G

                             GROUP II MORTGAGE LOANS
                                 As of 10/31/03

                                                                                % OF AGGREGATE
                                                         AGGREGATE             PRINCIPAL BALANCE
                                      NUMBER OF      PRINCIPAL BALANCE         OUTSTANDING AS OF
GEOGRAPHIC AREA                    MORTGAGE LOANS       OUTSTANDING            THE CUT-OFF DATE
---------------                    --------------    ------------------        -----------------
Alabama                                   6           $  1,366,322.00                  1.32%
Arizona                                   8              5,258,350.00                  5.10
California                               39             17,375,377.00                 16.84
Colorado                                 11              4,881,886.00                  4.73
Connecticut                               5              2,460,000.00                  2.38
Delaware                                  1                110,167.00                  0.11
Florida                                  27              9,821,487.00                  9.52
Georgia                                  14              5,830,826.00                  5.65
Illinois                                 16              5,025,482.00                  4.87
Indiana                                   2                763,600.00                  0.74
Kentucky                                  6              1,759,663.00                  1.71
Louisiana                                 3                340,000.00                  0.33
Maryland                                  1                 83,250.00                  0.08
Massachusetts                             8              4,457,924.00                  4.32
Michigan                                 17              5,822,150.00                  5.64
Minnesota                                 2                368,203.00                  0.36
Mississippi                               2                344,924.00                  0.33
Missouri                                  3                989,360.00                  0.96
Nebraska                                  1                 91,000.00                  0.09
Nevada                                    7              1,839,490.00                  1.78
New Jersey                               14              6,628,658.00                  6.42
New Mexico                                1                175,399.00                  0.17
New York                                 14              7,645,810.00                  7.41
North Carolina                            9              1,704,750.00                  1.65
Ohio                                      9              1,425,015.00                  1.38
Oklahoma                                  2                521,696.00                  0.51
Oregon                                    1                130,000.00                  0.13
Pennsylvania                              2                638,795.00                  0.62
South Carolina                           10              2,084,959.00                  2.02
Tennessee                                 5                839,907.00                  0.81
Texas                                    17              4,678,183.00                  4.53
Utah                                      2              1,184,000.00                  1.15
Vermont                                   1                 45,000.00                  0.04
Virginia                                  7              2,572,950.00                  2.49
Washington                               10              3,272,642.00                  3.17
Wisconsin                                 2                662,000.00                  0.64
                                        ---           ---------------                ------
TOTAL:                                  285           $103,199,225.00                100.00%
                                        ===           ===============                ======

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-G

                             GROUP II MORTGAGE LOANS
                                 As of 10/31/03

                                                                                % OF AGGREGATE
                                                         AGGREGATE             PRINCIPAL BALANCE
                                      NUMBER OF      PRINCIPAL BALANCE         OUTSTANDING AS OF
OCCUPANCY TYPE                     MORTGAGE LOANS       OUTSTANDING            THE CUT-OFF DATE
--------------                     --------------    ------------------        -----------------
Primary                                235            $ 87,674,874.00                 84.96%
Second Home                             33              11,717,680.00                 11.35
Investment                              17               3,806,671.00                  3.69
                                       ---            ---------------                ------
TOTAL:                                 285            $103,199,225.00                100.00%
                                       ===            ===============                ======

                                                                                % OF AGGREGATE
                                                         AGGREGATE             PRINCIPAL BALANCE
                                      NUMBER OF      PRINCIPAL BALANCE         OUTSTANDING AS OF
PROPERTY TYPE                      MORTGAGE LOANS       OUTSTANDING            THE CUT-OFF DATE
-------------                      --------------    -----------------         -----------------
Single Family                          173            $ 63,781,133.00                61.80%
Planned Unit Development                 4                 772,973.00                 0.75
Condominium                             36              12,494,511.00                12.11
Cooperative                              3                 728,305.00                 0.71
Two- to Four-Family                      3                 353,196.00                 0.34
De Minimis PUD                          66              25,069,107.00                24.29
                                       ---            ---------------               ------
TOTAL:                                 285            $103,199,225.00               100.00%
                                       ===            ===============               ======

                                                                                % OF AGGREGATE
                                                         AGGREGATE             PRINCIPAL BALANCE
                                      NUMBER OF      PRINCIPAL BALANCE         OUTSTANDING AS OF
LOAN PURPOSE                       MORTGAGE LOANS       OUTSTANDING            THE CUT-OFF DATE
------------                       --------------    ------------------        -----------------
Purchase                                 92            $ 37,389,966.00                36.23%
Refinance (No Cash-out)                 120              38,859,754.00                37.66
Refinance (Cash-out)                     73              26,949,505.00                26.11
                                       ----            ---------------               ------
TOTAL:                                  285            $103,199,225.00               100.00%
                                       ====            ===============               ======

                                                                                % OF AGGREGATE
                                                         AGGREGATE             PRINCIPAL BALANCE
                                      NUMBER OF      PRINCIPAL BALANCE         OUTSTANDING AS OF
LOAN DOCUMENTATION                 MORTGAGE LOANS       OUTSTANDING            THE CUT-OFF DATE
------------------                 --------------    ------------------        -----------------
Full Documentation                     177            $ 67,260,910.00                65.18%
Alternative Documentation               38              10,900,000.00                10.56
Stated Documentation                    23               6,328,272.00                 6.13
No Income/No Ratio Documentation        47              18,710,043.00                18.13
                                       ---            ---------------               ------
TOTAL:                                 285            $103,199,225.00               100.00%
                                       ===            ===============               ======

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-G

                             GROUP II MORTGAGE LOANS
                                 As of 10/31/03

                                                                     % OF AGGREGATE
                                                  AGGREGATE         PRINCIPAL BALANCE
                           NUMBER OF          PRINCIPAL BALANCE     OUTSTANDING AS OF
CHANNEL                 MORTGAGE LOANS           OUTSTANDING        THE CUT-OFF DATE
-------                 --------------        ------------------    -----------------
Retail                       259              $    91,349,219.00         88.52%
Correspondent                 22                    9,987,506.00          9.68
Broker                         4                    1,862,500.00          1.80
                             ---              ------------------        ------
TOTAL:                       285              $   103,199,225.00        100.00%
                             ===              ==================        ======

                                                                     % OF AGGREGATE
                                                  AGGREGATE         PRINCIPAL BALANCE
                           NUMBER OF          PRINCIPAL BALANCE     OUTSTANDING AS OF
MARGINS (%)             MORTGAGE LOANS           OUTSTANDING        THE CUT-OFF DATE
-----------             --------------        ------------------    -----------------
1.125                          1              $       299,900.00          0.29%
1.375                          1                      750,000.00          0.73
1.500                          1                      249,540.00          0.24
1.625                         63                   18,872,082.00         18.29
1.750                          2                      673,343.00          0.65
1.875                         13                    4,806,613.00          4.66
2.000                        186                   69,449,216.00         67.30
2.125                          6                    2,149,500.00          2.08
2.250                         12                    5,949,031.00          5.76
                             ---              ------------------        ------
TOTAL:                       285              $   103,199,225.00        100.00%
                             ===              ==================        ======

                                                                     % OF AGGREGATE
                                                  AGGREGATE         PRINCIPAL BALANCE
                              NUMBER OF       PRINCIPAL BALANCE     OUTSTANDING AS OF
MAXIMUM MORTGAGE RATE (%)  MORTGAGE LOANS        OUTSTANDING        THE CUT-OFF DATE
-------------------------  --------------     ------------------    -----------------
12.000                          285           $   103,199,225.00        100.00%
                                ---           ------------------        ------
TOTAL:                          285           $   103,199,225.00        100.00%
                                ===           ==================        ======

                                                                     % OF AGGREGATE
                                                  AGGREGATE         PRINCIPAL BALANCE
                              NUMBER OF       PRINCIPAL BALANCE     OUTSTANDING AS OF
NEXT RATE ADJUSTMENT DATE  MORTGAGE LOANS        OUTSTANDING        THE CUT-OFF DATE
-------------------------  --------------     ------------------    -----------------
December 2003                     2           $       535,641.00          0.52%
January 2004                      3                   891,550.00          0.86
February 2004                    12                 5,362,779.00          5.20
March 2004                       20                 9,900,203.00          9.59
April 2004                      134                47,629,638.00         46.15
May 2004                        114                38,879,414.00         37.67
                                ---           ------------------        ------
TOTAL:                          285           $   103,199,225.00        100.00%
                                ===           ==================        ======

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-G

                            GROUP III MORTGAGE LOANS
                                 As of 10/31/03

Total Current Balance                         $   103,199,459.30
Total Number of Loans                                        291



                                       AVERAGE OR
                                  WEIGHTED AVERAGE (1)              MINIMUM                     MAXIMUM
                                  --------------------            ------------              ---------------
Current Balance                   $        354,637.32             $ 50,500.00               $ 2,000,000.00
Original Balance                  $        354,700.34             $ 50,500.00               $ 2,000,000.00

Loan Rate                                       3.069%                  2.500%                       3.500%
Servicing Fee                                   0.250%                  0.250%                       0.250%
Net Loan Rate                                   2.819%                  2.250%                       3.250%

Gross Margin                                    1.922%                  1.375%                       2.250%
Maximum Loan Rate                              12.000%                 12.000%                      12.000%

Original LTV                                    68.72%                  13.27%                      100.00%
Effective LTV                                   65.41%                  13.27%                       95.00%

Credit Score                                      729                     598                          819

Original Term (mos)                               300                     300                          300
Remaining Term (mos)                              299                     294                          300
Seasoning (mos)                                     1                       0                            6

Next Rate Reset                                     5                       1                            6
Rate Adj Freq                                       6                       6                            6
First Rate Adj Freq (2)                             6                       6                            6

IO Original Term                                  120                     120                          120
IO Remaining Term                                 119                     114                          120

Top State Concentrations ($)  CA(16.51%),MD(6.85%),TX(5.76%),NY(5.70%),GA(5.66%)

First Pay Date                    06/01/03            12/01/03
Rate Change Date                  12/01/03            05/01/04
Maturity Date                     05/01/28            11/01/28

(3)      Based on current balances

(4) The interest rates on the Mortgage Loans indexed to one-month LIBOR reset monthly, except with respect to the first rate adjustment, which occurs after the second monthly payment

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-G

                            GROUP III MORTGAGE LOANS
                                 As of 10/31/03

                                                                                % OF AGGREGATE
                                                    AGGREGATE                  PRINCIPAL BALANCE
                        NUMBER OF               PRINCIPAL BALANCE              OUTSTANDING AS OF
    INDEX            MORTGAGE LOANS                OUTSTANDING                 THE CUT-OFF DATE
    -----            --------------             -----------------              ----------------
Six-Month LIBOR           291                   $  103,199,459.30                   100.00%
                          ---                   -----------------                   ------
TOTAL:                    291                   $  103,199,459.30                   100.00%
                          ===                   =================                   ======

                                                                              % OF AGGREGATE
                                                       AGGREGATE             PRINCIPAL BALANCE
   RANGE OF CUT-OFF DATE          NUMBER OF       PRINCIPAL BALANCE          OUTSTANDING AS OF
STATED PRINCIPAL BALANCES ($)   MORTGAGE LOANS       OUTSTANDING             THE CUT-OFF DATE
-----------------------------   --------------    -----------------          ----------------
0.01 to 100,000.00                    28          $    2,285,501.00                  2.21%
100,000.01 to 200,000.00              83              13,052,805.30                 12.65
200,000.01 to 300,000.00              49              12,422,819.00                 12.04
300,000.01 to 400,000.00              39              13,759,383.00                 13.33
400,000.01 to 500,000.00              28              13,029,551.00                 12.63
500,000.01 to 600,000.00              21              11,502,771.00                 11.15
600,000.01 to 700,000.00              17              10,876,129.00                 10.54
700,000.01 to 800,000.00              10               7,585,101.00                  7.35
800,000.01 to 900,000.00               5               4,206,500.00                  4.08
900,000.01 to 1,000,000.00             4               3,999,899.00                  3.88
1,000,000.01 to 1,100,000.00           1               1,100,000.00                  1.07
1,100,000.01 to 1,200,000.00           1               1,285,000.00                  1.25
1,300,000.01 to 1,400,000.00           1               1,330,000.00                  1.29
1,400,000.01 to 1,500,000.00           1               1,500,000.00                  1.45
1,500,000.01 to 2,000,000.00           3               5,264,000.00                  5.10
                                     ---          -----------------                ------
TOTAL:                               291          $  103,199,459.30                100.00%
                                     ===          =================                ======

                                                                                                  % OF AGGREGATE
                                                                          AGGREGATE              PRINCIPAL BALANCE
 RANGE OF CURRENT                    NUMBER OF                        PRINCIPAL BALANCE          OUTSTANDING AS OF
MORTGAGE RATES (%)                MORTGAGE LOANS                         OUTSTANDING             THE CUT-OFF DATE
------------------                --------------                      -----------------          ----------------
2.251 to 2.500                            1                           $      170,000.00                  0.16%
2.501 to 2.750                           55                               16,583,625.00                 16.07
2.751 to 3.000                           27                                9,761,228.00                  9.46
3.001 to 3.250                          194                               73,194,457.30                 70.93
3.251 to 3.500                           14                                3,490,149.00                  3.38
                                        ---                           -----------------                ------
TOTAL:                                  291                           $  103,199,459.30                100.00%
                                        ===                           =================                ======

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-G

                            GROUP III MORTGAGE LOANS
                                 As of 10/31/03

                                                                         % OF AGGREGATE
                                                      AGGREGATE         PRINCIPAL BALANCE
                                 NUMBER OF        PRINCIPAL BALANCE     OUTSTANDING AS OF
REMAINING TERM (MONTHS)        MORTGAGE LOANS        OUTSTANDING        THE CUT-OFF DATE
-----------------------        --------------     -----------------     -----------------
294                                   1           $      177,996.00            0.17%
295                                   1                   99,936.00            0.10
296                                   6                1,804,364.00            1.75
297                                   8                3,007,867.00            2.91
298                                  29                9,208,376.30            8.92
299                                 145               53,381,471.00           51.73
300                                 101               35,519,449.00           34.42
                                    ---           -----------------          ------
TOTAL:                              291           $  103,199,459.30          100.00%
                                    ===           =================          ======

                                                                         % OF AGGREGATE
                                                      AGGREGATE         PRINCIPAL BALANCE
    RANGE OF ORIGINAL            NUMBER OF        PRINCIPAL BALANCE     OUTSTANDING AS OF
LOAN-TO-VALUE RATIOS (%)       MORTGAGE LOANS        OUTSTANDING        THE CUT-OFF DATE
------------------------       --------------     -----------------     -----------------
10.01 to  20.00                       2           $      475,509.00            0.46%
20.01 to  30.00                      10                2,307,050.00            2.24
30.01 to  40.00                      14                3,975,944.30            3.85
40.01 to  50.00                      37               17,064,118.00           16.54
50.01 to  60.00                      19                5,785,913.00            5.61
60.01 to  70.00                      38               16,139,049.00           15.64
70.01 to  75.00                      46               16,399,304.00           15.89
75.01 to  80.00                      83               26,577,207.00           25.75
80.01 to  85.00                       6                2,269,002.00            2.20
85.01 to  90.00                       7                1,828,397.00            1.77
90.01 to  95.00                       8                3,066,425.00            2.97
95.01 to 100.00                      21                7,311,541.00            7.08
                                    ---           -----------------          ------
TOTAL:                              291           $  103,199,459.30          100.00%
                                    ===           =================          ======

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-G

                            GROUP III MORTGAGE LOANS
                                 As of 10/31/03

                                                                         % OF AGGREGATE
 RANGE OF EFFECTIVE                                   AGGREGATE         PRINCIPAL BALANCE
LOAN-TO-VALUE RATIOS              NUMBER OF       PRINCIPAL BALANCE     OUTSTANDING AS OF
 AT ORIGINATION (%)            MORTGAGE LOANS        OUTSTANDING         THE CUT-OFF DATE
 ------------------            --------------     -----------------     -----------------
10.01 to 20.00                        2           $      475,509.00            0.46%
20.01 to 30.00                       10                2,307,050.00            2.24
30.01 to 40.00                       14                3,975,944.30            3.85
40.01 to 50.00                       45               18,749,659.00           18.17
50.01 to 60.00                       20                6,445,913.00            6.25
60.01 to 70.00                       61               25,541,751.00           24.75
70.01 to 75.00                       46               16,399,304.00           15.89
75.01 to 80.00                       82               26,249,207.00           25.44
80.01 to 85.00                        3                1,206,185.00            1.17
85.01 to 90.00                        4                  989,012.00            0.96
90.01 to 95.00                        4                  859,925.00            0.83
                                    ---           -----------------          ------
TOTAL:                              291           $  103,199,459.30          100.00%
                                    ===           =================          ======

                                                                         % OF AGGREGATE
                                                      AGGREGATE         PRINCIPAL BALANCE
                                  NUMBER OF       PRINCIPAL BALANCE     OUTSTANDING AS OF
RANGE OF CREDIT SCORES         MORTGAGE LOANS        OUTSTANDING        THE CUT-OFF DATE
----------------------         --------------     -----------------     -----------------
576 to 600                            2           $      850,900.00            0.82%
601 to 625                            8                1,821,297.30            1.76
626 to 650                           14                6,651,214.00            6.45
651 to 675                           20                7,547,154.00            7.31
676 to 700                           29               12,396,274.00           12.01
701 to 725                           46               19,137,951.00           18.54
726 to 750                           44               12,150,331.00           11.77
751 to 775                           58               21,341,833.00           20.68
776 to 800                           60               19,400,405.00           18.80
801 to 825                           10                1,902,100.00            1.84
                                    ---           -----------------          ------
TOTAL:                              291           $  103,199,459.30          100.00%
                                    ===           =================          ======

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-G

                            GROUP III MORTGAGE LOANS
                                 As of 10/31/03

                                                                         % OF AGGREGATE
                                                      AGGREGATE         PRINCIPAL BALANCE
                                 NUMBER OF        PRINCIPAL BALANCE     OUTSTANDING AS OF
GEOGRAPHIC AREA                MORTGAGE LOANS        OUTSTANDING        THE CUT-OFF DATE
---------------                --------------     -----------------     ----------------
Alabama                               7           $    3,021,966.00            2.93%
Arizona                               3                1,955,027.00            1.89
Arkansas                              1                  300,000.00            0.29
California                           33               17,036,252.00           16.51
Colorado                              9                3,101,524.00            3.01
Connecticut                           6                2,719,500.00            2.64
Delaware                              1                  825,000.00            0.80
District of Columbia                  3                  527,450.00            0.51
Florida                              22                5,492,743.00            5.32
Georgia                              21                5,845,177.00            5.66
Hawaii                                1                  262,500.00            0.25
Idaho                                 1                  196,000.00            0.19
Illinois                             11                3,949,450.00            3.83
Indiana                               9                1,868,332.00            1.81
Kansas                                1                  135,500.00            0.13
Kentucky                              3                  928,910.00            0.90
Louisiana                             1                  237,600.00            0.23
Maine                                 1                  177,976.00            0.17
Maryland                             12                7,065,879.00            6.85
Massachusetts                         5                2,545,687.00            2.47
Michigan                              6                2,526,100.00            2.45
Minnesota                             7                2,403,528.00            2.33
Mississippi                           2                  446,000.00            0.43
Missouri                              3                  885,650.00            0.86
Montana                               2                  825,509.00            0.80
Nebraska                              2                  571,500.00            0.55
Nevada                                8                3,765,060.00            3.65
New Jersey                           14                4,269,387.00            4.14
New York                             16                5,883,253.30            5.70
North Carolina                       13                4,257,531.00            4.13
Ohio                                 11                2,804,777.00            2.72
Oklahoma                              2                  277,600.00            0.27
Pennsylvania                          5                1,335,480.00            1.29
South Carolina                        9                1,775,828.00            1.72
Tennessee                             3                  968,301.00            0.94
Texas                                15                5,939,509.00            5.76
Utah                                  2                  223,675.00            0.22
Vermont                               2                  780,850.00            0.76
Virginia                             15                4,226,548.00            4.10
Washington                            3                  840,900.00            0.81
                                    ---           -----------------          ------
TOTAL:                              291           $  103,199,459.30          100.00%
                                    ===           =================          ======

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-G

                            GROUP III MORTGAGE LOANS
                                 As of 10/31/03

                                                                                       % OF AGGREGATE
                                                               AGGREGATE              PRINCIPAL BALANCE
                                      NUMBER OF            PRINCIPAL BALANCE          OUTSTANDING AS OF
OCCUPANCY TYPE                      MORTGAGE LOANS            OUTSTANDING             THE CUT-OFF DATE
--------------                      --------------         -----------------          ----------------
Primary                                  244               $   89,648,607.30                86.87%
Second Home                               31                   10,060,711.00                 9.75
Investment                                16                    3,490,141.00                 3.38
                                         ---               -----------------               ------
TOTAL:                                   291               $  103,199,459.30               100.00%
                                         ===               =================               ======

                                                                                       % OF AGGREGATE
                                                               AGGREGATE              PRINCIPAL BALANCE
                                      NUMBER OF            PRINCIPAL BALANCE          OUTSTANDING AS OF
PROPERTY TYPE                       MORTGAGE LOANS            OUTSTANDING             THE CUT-OFF DATE
-------------                       --------------         -----------------          ----------------
Single Family                            180               $   61,849,950.00                59.93%
Planned Unit Development                   6                    1,013,670.00                 0.98
Condominium                               38                   10,751,258.00                10.42
Cooperative                                1                      360,000.00                 0.35
Two- to Four-Family                        1                      159,647.30                 0.15
De Minimis PUD                            65                   29,064,934.00                28.16
                                         ---               -----------------               ------
TOTAL:                                   291               $  103,199,459.30               100.00%
                                         ===               =================               ======

                                                                                       % OF AGGREGATE
                                                               AGGREGATE              PRINCIPAL BALANCE
                                      NUMBER OF            PRINCIPAL BALANCE          OUTSTANDING AS OF
LOAN PURPOSE                        MORTGAGE LOANS            OUTSTANDING             THE CUT-OFF DATE
------------                        --------------         -----------------          -----------------
Purchase                                  86               $   31,723,026.00                30.74%
Refinance (No Cash-out)                   91                   27,272,388.00                26.43
Refinance (Cash-out)                     114                   44,204,045.30                42.83
                                         ---               -----------------               ------
TOTAL:                                   291               $  103,199,459.30               100.00%
                                         ===               =================               ======

                                                                                       % OF AGGREGATE
                                                                AGGREGATE             PRINCIPAL BALANCE
                                      NUMBER OF             PRINCIPAL BALANCE         OUTSTANDING AS OF
LOAN DOCUMENTATION                  MORTGAGE LOANS             OUTSTANDING             THE CUT-OFF DATE
------------------                  --------------          -----------------         -----------------
Full Documentation                       175                $   65,159,847.30                63.14%
Alternative Documentation                 51                    16,971,224.00                16.45
Stated Documentation                      18                     5,515,608.00                 5.34
No Income/No Ratio Documentation          47                    15,552,780.00                15.07
                                         ---                -----------------               ------
TOTAL:                                   291                $  103,199,459.30               100.00%
                                         ===                =================               ======

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-G

                            GROUP III MORTGAGE LOANS
                                 As of 10/31/03

                                                                         % OF AGGREGATE
                                                      AGGREGATE         PRINCIPAL BALANCE
                                  NUMBER OF       PRINCIPAL BALANCE     OUTSTANDING AS OF
CHANNEL                        MORTGAGE LOANS        OUTSTANDING         THE CUT-OFF DATE
-------                        --------------     -----------------     -----------------
Retail                              260           $   92,341,855.30           89.48%
Correspondent                        28                9,766,604.00            9.46
Broker                                3                1,091,000.00            1.06
                                    ---           -----------------          ------
TOTAL:                              291           $  103,199,459.30          100.00%
                                    ===           =================          ======

                                                                         % OF AGGREGATE
                                                      AGGREGATE         PRINCIPAL BALANCE
                                  NUMBER OF       PRINCIPAL BALANCE     OUTSTANDING AS OF
MARGINS (%)                    MORTGAGE LOANS        OUTSTANDING         THE CUT-OFF DATE
-----------                    --------------     -----------------     -----------------
1.375                                 1           $      170,000.00            0.16%
1.500                                 1                  900,000.00            0.87
1.625                                61               19,176,861.00           18.58
1.750                                11                3,385,140.00            3.28
1.875                                11                4,852,786.00            4.70
2.000                               187               68,886,412.30           66.75
2.125                                 6                2,457,561.00            2.38
2.250                                13                3,370,699.00            3.27
                                    ---           -----------------          ------
TOTAL:                              291           $  103,199,459.30          100.00%
                                    ===           =================          ======

                                                                         % OF AGGREGATE
                                                      AGGREGATE         PRINCIPAL BALANCE
                                  NUMBER OF       PRINCIPAL BALANCE     OUTSTANDING AS OF
MAXIMUM MORTGAGE RATE (%)      MORTGAGE LOANS        OUTSTANDING        THE CUT-OFF DATE
-------------------------      --------------     -----------------     -----------------
12.000                              291           $  103,199,459.30          100.00%
                                    ---           -----------------          ------
TOTAL:                              291           $  103,199,459.30          100.00%
                                    ===           =================          ======

                                                                         % OF AGGREGATE
                                                      AGGREGATE         PRINCIPAL BALANCE
                                  NUMBER OF       PRINCIPAL BALANCE     OUTSTANDING AS OF
NEXT RATE ADJUSTMENT DATE      MORTGAGE LOANS        OUTSTANDING        THE CUT-OFF DATE
-------------------------      --------------     -----------------     -----------------
December 2003                         1           $       99,936.00           0.10%
January 2004                          6                1,804,364.00           1.75
February 2004                         8                3,007,867.00           2.91
March 2004                           29                9,208,376.30           8.92
April 2004                          145               53,381,471.00          51.73
May 2004                            102               35,697,445.00          34.59
                                    ---           -----------------         ------
TOTAL:                              291           $  103,199,459.30         100.00%
                                    ===           =================         ======

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-G

TO MATURITY

                                            PERCENTAGE OF CLASS A-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING
        DATE                   10% CPR             20% CPR             35% CPR              40% CPR                 50% CPR
        ----                   -------             -------             -------              -------                 -------
Initial Percentage               100                 100                 100                  100                     100
Nov 25, 2004                      90                  79                  64                   59                      48
Nov 25, 2005                      80                  63                  41                   34                      24
Nov 25, 2006                      72                  50                  26                   20                      11
Nov 25, 2007                      65                  40                  17                   12                       6
Nov 25, 2008                      58                  32                  11                    7                       3
Nov 25, 2009                      52                  25                   7                    4                       1
Nov 25, 2010                      46                  20                   5                    3                       1
Nov 25, 2011                      42                  16                   3                    2                       *
Nov 25, 2012                      38                  13                   2                    1                       *
Nov 25, 2013                      34                  10                   1                    1                       *
Nov 25, 2014                      29                   8                   1                    *                       *
Nov 25, 2015                      24                   6                   *                    *                       *
Nov 25, 2016                      20                   4                   *                    *                       *
Nov 25, 2017                      17                   3                   *                    *                       *
Nov 25, 2018                      14                   2                   *                    *                       *
Nov 25, 2019                      12                   2                   *                    *                       *
Nov 25, 2020                       9                   1                   *                    *                       *
Nov 25, 2021                       8                   1                   *                    *                       *
Nov 25, 2022                       6                   1                   *                    *                       *
Nov 25, 2023                       4                   *                   *                    *                       *
Nov 25, 2024                       3                   *                   *                    *                       *
Nov 25, 2025                       2                   *                   *                    *                       *
Nov 25, 2026                       1                   *                   *                    *                       *
Nov 25, 2027                       1                   *                   *                    *                       *
Nov 25, 2028                       0                   0                   0                    0                       0

WAL                             7.74                4.25                2.24                 1.88                    1.38

* = less than 0.5%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-G

TO MATURITY

                                            PERCENTAGE OF CLASS A-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING
        DATE                   10% CPR             20% CPR             35% CPR              40% CPR                 50% CPR
        ----                   -------             -------             -------              -------                 -------
Initial Percentage               100                 100                 100                  100                     100
Nov 25, 2004                      90                  79                  64                   59                      48
Nov 25, 2005                      80                  63                  41                   34                      24
Nov 25, 2006                      72                  50                  26                   20                      11
Nov 25, 2007                      65                  40                  17                   12                       6
Nov 25, 2008                      58                  32                  11                    7                       3
Nov 25, 2009                      52                  25                   7                    4                       1
Nov 25, 2010                      46                  20                   5                    3                       1
Nov 25, 2011                      42                  16                   3                    2                       *
Nov 25, 2012                      38                  13                   2                    1                       *
Nov 25, 2013                      34                  10                   1                    1                       *
Nov 25, 2014                      29                   8                   1                    *                       *
Nov 25, 2015                      24                   6                   *                    *                       *
Nov 25, 2016                      20                   4                   *                    *                       *
Nov 25, 2017                      17                   3                   *                    *                       *
Nov 25, 2018                      14                   2                   *                    *                       *
Nov 25, 2019                      12                   2                   *                    *                       *
Nov 25, 2020                       9                   1                   *                    *                       *
Nov 25, 2021                       8                   1                   *                    *                       *
Nov 25, 2022                       6                   1                   *                    *                       *
Nov 25, 2023                       4                   *                   *                    *                       *
Nov 25, 2024                       3                   *                   *                    *                       0
Nov 25, 2025                       2                   *                   *                    *                       0
Nov 25, 2026                       1                   *                   *                    *                       0
Nov 25, 2027                       1                   *                   *                    *                       0
Nov 25, 2028                       0                   0                   0                    0                       0

WAL                             7.75                4.25                2.24                 1.88                    1.38

* = less than 0.5%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-G

TO MATURITY

                                            PERCENTAGE OF CLASS A-3 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING
        DATE                   10% CPR             20% CPR             35% CPR              40% CPR                 50% CPR
        ----                   -------             -------             -------              -------                 -------
Initial Percentage               100                 100                 100                  100                     100
Nov 25, 2004                      90                  79                  64                   59                      48
Nov 25, 2005                      80                  63                  41                   34                      24
Nov 25, 2006                      72                  50                  26                   20                      11
Nov 25, 2007                      65                  40                  17                   12                       6
Nov 25, 2008                      58                  32                  11                    7                       3
Nov 25, 2009                      52                  25                   7                    4                       1
Nov 25, 2010                      46                  20                   5                    3                       1
Nov 25, 2011                      42                  16                   3                    2                       *
Nov 25, 2012                      38                  13                   2                    1                       *
Nov 25, 2013                      34                  10                   1                    1                       *
Nov 25, 2014                      29                   8                   1                    *                       *
Nov 25, 2015                      24                   6                   *                    *                       *
Nov 25, 2016                      20                   4                   *                    *                       *
Nov 25, 2017                      17                   3                   *                    *                       *
Nov 25, 2018                      14                   2                   *                    *                       *
Nov 25, 2019                      12                   2                   *                    *                       *
Nov 25, 2020                       9                   1                   *                    *                       *
Nov 25, 2021                       8                   1                   *                    *                       0
Nov 25, 2022                       6                   1                   *                    *                       0
Nov 25, 2023                       4                   *                   *                    *                       0
Nov 25, 2024                       3                   *                   *                    *                       0
Nov 25, 2025                       2                   *                   *                    *                       0
Nov 25, 2026                       1                   *                   *                    0                       0
Nov 25, 2027                       1                   *                   0                    0                       0
Nov 25, 2028                       0                   0                   0                    0                       0

WAL                             7.75                4.25                2.24                 1.88                    1.38

* = less than 0.5%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-G

TO MATURITY

                                            PERCENTAGE OF CLASS B-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING
        DATE                   10% CPR             20% CPR             35% CPR              40% CPR                 50% CPR
        ----                   -------             -------             -------              -------                 -------
Initial Percentage               100                 100                 100                  100                     100
Nov 25, 2004                     100                 100                 100                  100                     100
Nov 25, 2005                     100                 100                  93                   86                      71
Nov 25, 2006                     100                 100                  75                   67                      51
Nov 25, 2007                     100                  83                  49                   40                      25
Nov 25, 2008                     100                  66                  32                   24                      13
Nov 25, 2009                     100                  53                  21                   14                       6
Nov 25, 2010                      96                  43                  13                    9                       3
Nov 25, 2011                      86                  34                   9                    5                       2
Nov 25, 2012                      78                  27                   6                    3                       1
Nov 25, 2013                      69                  22                   4                    2                       *
Nov 25, 2014                      59                  16                   2                    1                       *
Nov 25, 2015                      50                  12                   1                    1                       *
Nov 25, 2016                      42                   9                   1                    *                       *
Nov 25, 2017                      35                   7                   1                    *                       *
Nov 25, 2018                      29                   5                   *                    *                       *
Nov 25, 2019                      24                   4                   *                    *                       *
Nov 25, 2020                      20                   3                   *                    *                       *
Nov 25, 2021                      16                   2                   *                    *                       *
Nov 25, 2022                      12                   1                   *                    *                       *
Nov 25, 2023                       9                   1                   *                    *                       *
Nov 25, 2024                       7                   1                   *                    *                       *
Nov 25, 2025                       5                   *                   *                    *                       *
Nov 25, 2026                       3                   *                   *                    *                       *
Nov 25, 2027                       1                   *                   *                    *                       *
Nov 25, 2028                       0                   0                   0                    0                       0

WAL                            12.91                7.39                4.56                 4.02                    3.17

* = less than 0.5%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-G

                     CLASS X-A-1 NOTIONAL SCHEDULED BALANCE

            DISTRIBUTION                   GROUP 1                                       GROUP 2
PERIOD          DATE            NOTIONAL SCHEDULED BALANCE ($)               NOTIONAL SCHEDULED BALANCE ($)
------      ------------        ------------------------------               ------------------------------
1             25-Dec-03                 769,000,000.00                               100,000,000.00
2             25-Jan-04                 741,016,128.92                                96,361,002.94
3             25-Feb-04                 714,019,021.30                                92,850,323.70
4             25-Mar-04                 687,973,882.02                                89,463,437.56
5             25-Apr-04                 662,847,142.90                                86,195,979.34
6             25-May-04                 638,606,419.45                                83,043,737.78
7             25-Jun-04                 615,220,469.10                                80,002,650.14
8             25-Jul-04                 592,659,150.95                                77,068,796.91
9             25-Aug-04                 570,893,386.94                                74,238,396.83
10            25-Sep-04                 549,895,124.35                                71,507,801.92
11            25-Oct-04                 529,637,299.64                                68,873,492.88
12            25-Nov-04                 510,093,803.59                                66,332,074.49
13            25-Dec-04                 491,239,447.65                                63,880,271.25
14            25-Jan-05                 473,049,931.44                                61,514,923.16
15            25-Feb-05                 455,501,811.49                                59,232,981.66
16            25-Mar-05                 438,572,470.96                                57,031,505.66
17            25-Apr-05                 422,240,090.53                                54,907,657.82
18            25-May-05                 406,483,620.29                                52,858,700.81
19            25-Jun-05                 391,282,752.56                                50,881,993.84
20            25-Jul-05                 376,617,895.77                                48,974,989.24
21            25-Aug-05                 362,470,149.16                                47,135,229.19
22            25-Sep-05                 349,255,032.03                                45,416,747.42
23            25-Oct-05                 336,513,552.05                                43,759,856.99
24            25-Nov-05                 324,228,873.05                                42,162,368.54
25            25-Dec-05                 312,384,754.93                                40,622,170.23
26            25-Jan-06                 300,965,532.57                                39,137,224.97
27            25-Feb-06                 289,956,095.52                                37,705,567.83
28            25-Mar-06                 279,341,868.42                                36,325,303.42
29            25-Apr-06                 269,108,792.07                                34,994,603.51
30            25-May-06                 259,243,305.21                                33,711,704.60
31            25-Jun-06                 249,732,326.89                                32,474,905.66
32            25-Jul-06                 240,563,239.54                                31,282,565.91
33            25-Aug-06                 231,723,872.55                                30,133,102.69
34            25-Sep-06                 223,202,486.52                                29,024,989.43
35            25-Oct-06                 214,987,757.97                                27,956,753.63
36            25-Nov-06                 207,068,764.68                                26,926,974.96
37            25-Dec-06                 199,434,971.46                                25,934,283.46
38            25-Jan-07                 192,402,532.19                                25,019,791.48
39            25-Feb-07                 185,618,069.84                                24,137,546.18
40            25-Mar-07                 179,072,840.28                                23,286,410.50
41            25-Apr-07                 172,758,407.71                                22,465,287.46
42            25-May-07                 166,666,633.81                                21,673,118.74
43            25-Jun-07                 160,789,667.21                                20,908,883.36
44            25-Jul-07                 155,119,933.42                                20,171,596.35
45            25-Aug-07                 149,650,125.00                                19,460,307.46
46            25-Sep-07                 144,373,192.23                                18,774,099.94
47            25-Oct-07                 139,282,333.94                                18,112,089.37
48            25-Nov-07                 134,370,988.80                                17,473,422.53
49            25-Dec-07                           0.00                                         0.00

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-G

DISCOUNT MARGIN TABLE (TO CALL)

-----------------------------------------------------------------------------------------------------
                     10%               20%               35%               40%               50%
                     CPR               CPR               CPR               CPR               CPR
                   TO CALL           TO CALL           TO CALL           TO CALL           TO CALL
-----------------------------------------------------------------------------------------------------
                 DISC MARGIN       DISC MARGIN       DISC MARGIN       DISC MARGIN       DISC MARGIN
=====================================================================================================
A-1

        100            32                32                32                32                32

        WAL          7.43              3.93              2.03              1.71              1.25

    PAYMENT
     WINDOW     Dec03 - Oct20     Dec03 - Feb14     Dec03 - Apr09     Dec03 - Jun08     Dec03 - Mar07
-----------------------------------------------------------------------------------------------------
A-2

        100            34                34                34                34                34

        WAL          7.44              3.93              2.03              1.71              1.25

    PAYMENT
     WINDOW     Dec03 - Oct20     Dec03 - Feb14     Dec03 - Apr09     Dec03 - Jun08     Dec03 - Mar07
-----------------------------------------------------------------------------------------------------
B-2

        100           135               135               135               135               135

        WAL         12.26              6.71              3.94              3.43              2.58

    PAYMENT
     WINDOW     Jul10 - Oct20     Feb07 - Feb14     Aug05 - Apr09     May05 - Jun08     Dec04 - Mar07
-----------------------------------------------------------------------------------------------------


YIELD (TO CALL)

------------------------------------------------------------------------------------------
                       10%             20%             35%              40%          50%
                       CPR             CPR             CPR              CPR          CPR
                     TO CALL         TO CALL         TO CALL          TO CALL      TO CALL
------------------------------------------------------------------------------------------
                      YIELD           YIELD           YIELD            YIELD        YIELD
X-A-2

    1.38737           48.66           29.00          (14.78)          (30.47)      (64.16)

WAL                    7.43            3.93            2.03             1.71         1.25

MOD
DURATION               2.00            2.36            2.95             2.82         2.55
------------------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-G

BOND EQUIVALENT MARGIN (TO CALL)*

-------------------------------------------------------------------------------------------------
                     10%              20%              35%              40%               50%
                     CPR              CPR              CPR              CPR               CPR
                   TO CALL          TO CALL          TO CALL          TO CALL           TO CALL
-------------------------------------------------------------------------------------------------
                    BEEM             BEEM             BEEM             BEEM              BEEM
=================================================================================================
A-3**

    103.0000             119               81                6              (24)              (91)

WAL                     7.44             3.93             2.03             1.71              1.25

PAYMENT
WINDOW         Dec03 - Oct20    Dec03 - Feb14    Dec03 - Apr09    Dec03 - Jun08     Dec03 - Mar07
-------------------------------------------------------------------------------------------------

*Assume 1 Month LIBOR is 1.12% and 6 Month LIBOR is 1.22%

**Bond Equivalent Margin is calculated off 6 Month LIBOR.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-G

DISCOUNT MARGIN TABLE (TO MATURITY)

                           10%             20%              35%             40%             50%
                           CPR             CPR              CPR             CPR             CPR
                       TO MATURITY     TO MATURITY      TO MATURITY     TO MATURITY     TO MATURITY
-----------------------------------------------------------------------------------------------------
                       DISC MARGIN     DISC MARGIN      DISC MARGIN     DISC MARGIN     DISC MARGIN
=====================================================================================================
A-1
          100                33             34               35              35              35

          WAL              7.74           4.25             2.24            1.88            1.38

      PAYMENT
       WINDOW          Dec03 - Oct28   Dec03 - Oct28    Dec03 - Oct28   Dec03 - Oct28   Dec03 - Oct28
-----------------------------------------------------------------------------------------------------
A-2
          100                35             36               37              36              37

          WAL              7.75           4.25             2.24            1.88            1.38

      PAYMENT
       WINDOW          Dec03 - Oct28   Dec03 - Oct28    Dec03 - Oct28   Dec03 - Oct28   Dec03 - Oct28
-----------------------------------------------------------------------------------------------------
B-2
          100               136            138              140             140             142

          WAL             12.91           7.39             4.56            4.02            3.17

      PAYMENT
       WINDOW          Jul10 - Oct28   Feb07 - Oct28    Aug05 - Oct28   May05 - Oct28   Dec04 -Oct28
-----------------------------------------------------------------------------------------------------

YIELD (TO MATURITY)

                                10%             20%              35%             40%             50%
                                CPR             CPR              CPR             CPR             CPR
                           TO MATURITY      TO MATURITY      TO MATURITY     TO MATURITY     TO MATURITY
---------------------------------------------------------------------------------------------------------
                               YIELD           YIELD            YIELD           YIELD           YIELD
X-A-2
      1.38737                  48.66           29.34            (4.95)         (13.40)         (31.43)

WAL                             7.75            4.25             2.24            1.88            1.38

MOD
DURATION                        2.00            2.41             3.79            4.00            4.62
---------------------------------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-G

BOND EQUIVALENT MARGIN (TO MATURITY)*

                               10%              20%             35%               40%               50%
                               CPR              CPR             CPR               CPR               CPR
                             TO CALL          TO CALL         TO CALL           TO CALL           TO CALL
----------------------------------------------------------------------------------------------------------
                              BEEM             BEEM             BEEM             BEEM              BEEM
==========================================================================================================
A-3**

     103.0000                   120               86              20                 (7)              (67)

WAL                            7.75             4.25            2.24               1.88              1.38

PAYMENT
WINDOW                Dec03 - Oct28    Dec03 - Oct28   Dec03 - Oct28      Dec03 - Oct28     Dec03 - Oct28
----------------------------------------------------------------------------------------------------------

*Assume 1 Month LIBOR is 1.12% and 6 Month LIBOR is 1.22%

**Bond Equivalent Margin is calculated off 6 Month LIBOR.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.